                                                                                                EXECUTION COPY

______________________________________________________________________________________________________________

                                                GMAC MORTGAGE, LLC
                                                   as Servicer,

                                      GMACM HOME EQUITY LOAN TRUST 2007-HE1,
                                                     as Issuer

                                                        and

                                     THE BANK OF NEW YORK TRUST COMPANY, N.A.
                                               as Indenture Trustee

                                             _________________________

                                                SERVICING AGREEMENT

                                            Dated as of March 29, 2007
                                             _________________________

_______________________________________________________________________________________________________________

                                                TABLE OF CONTENTS

         Section 3.12          Access to Certain Documentation and Information Regarding the Mortgage
                               Loans............................................................................19
         Section 3.13          Maintenance of Certain Servicing Insurance Policies..............................19
         Section 3.14          Information Required by the Internal Revenue Service and Reports of

         Section 3.20          Enforcement of Due-on-Sale Clauses; Assumption and Modification

                                                             i

         Section 5.01          Note Payment Account.............................................................31

ARTICLE VI            THE SERVICER..............................................................................31

         Section 6.01          Liability of the Servicer........................................................31
         Section 6.02          Merger or Consolidation of, or Assumption of the Obligations of, the

         Section 6.06          Payment of Indenture Trustee's and Owner Trustee's Fees and Expenses;

         Section 8.08          Termination Upon Purchase by the Servicer or Liquidation of All Mortgage

                                                             ii

         This Servicing Agreement,  dated as of March 29, 2007 (the "Agreement"),  is among GMAC Mortgage,  LLC, as servicer (the  "Servicer"),  the GMACM Home Equity Loan Trust 2007-HE1,  as issuer (the "Issuer"),  and The Bank of
New York Trust Company, N.A., as indenture trustee (the "Indenture Trustee").

                                                    WITNESSETH:

         WHEREAS,  pursuant to the terms of the Purchase  Agreement (as defined  herein),  GMAC  Mortgage,  LLC, as seller (in such capacity,  "GMACM") and as servicer,  and Walnut Grove  Mortgage Loan Trust 2003-A,  as seller ("WG
Trust  2003" and,  with GMACM,  each a "Seller"  and  together,  the  "Sellers"),  will sell to  Residential  Asset
Mortgage Products,  Inc. ("RAMP"), as purchaser (in such capacity, the "Purchaser"),  the Initial Mortgage Loans on the Closing Date, and may sell Subsequent  Mortgage Loans on one or more Subsequent  Transfer Dates,  together with the Related Documents on the Closing Date and any Subsequent Transfer Date;

         WHEREAS,  RAMP, as depositor (in such capacity,  the  "Depositor"),  will sell the Initial  Mortgage Loans and assign all of its rights under the Purchase  Agreement to the Issuer,  together  with the Related  Documents on the Closing Date;

         WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue the Certificates;

         WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue the Notes; and

         WHEREAS,  pursuant to the terms of this  Agreement,  the Servicer will service the Mortgage Loans directly or through one or more Subservicers.

         NOW,  THEREFORE,  in consideration of the mutual covenants herein  contained,  the parties hereto agree as follows:

                                                     ARTICLE I

                                                    Definitions

         Section 1.01 Definitions.  For all  purposes of this  Agreement,  except as otherwise  expressly  provided herein or unless the context  otherwise  requires,  capitalized  terms not otherwise  defined herein shall have the meanings  assigned to such terms in the Definitions  contained in Appendix A to the indenture dated as of March 29,
2007 (the "Indenture"),  between the Issuer and the Indenture  Trustee,  which is incorporated by reference herein.
All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02 Other Definitional Provisions.

         (a)      All  terms  defined  in  this  Agreement  shall  have  the  defined  meanings  when  used  in any certificate  or other  document  made or  delivered  pursuant  hereto  unless  otherwise  defined therein.

         (b)      As used in this Agreement and in any  certificate  or other  document made or delivered  pursuant hereto or thereto,  accounting  terms not defined in this Agreement or in any such certificate or other  document,  and  accounting  terms  partly  defined  in  this  Agreement  or  in  any  such certificate or other  document,  to the extent not defined,  shall have the  respective  meanings
                  given  to  them  under  generally  accepted  accounting  principles.   To  the  extent  that  the
                  definitions of accounting  terms in this  Agreement or in any such  certificate or other document
                  are  inconsistent  with  the  meanings  of  such  terms  under  generally   accepted   accounting
                  principles,  the  definitions  contained in this  Agreement or in any such  certificate  or other document shall control.

         (c)      The  words  "hereof,"  "herein,"  "hereunder"  and  words of  similar  import  when  used in this
                  Agreement  shall refer to this Agreement as a whole and not to any  particular  provision of this
                  Agreement;  Section  and  Exhibit  references  contained  in this  Agreement  are  references  to
                  Sections and Exhibits in or to this Agreement  unless otherwise  specified;  the term "including"
                  shall mean "including without limitation";  "or" shall include "and/or";  and the term "proceeds"
                  shall have the meaning ascribed thereto in the UCC.

         (d)      The  definitions  contained  in this  Agreement  are  applicable  to the  singular as well as the plural forms of such terms and to the  masculine  as well as the  feminine and neuter  genders of such terms.

         (e)      Any  agreement,  instrument  or statute  defined or  referred to herein or in any  instrument  or certificate  delivered in  connection  herewith  means such  agreement,  instrument or statute as from time to time amended,  modified or  supplemented  and includes (in the case of agreements or instruments)  references  to  all  attachments  thereto  and  instruments  incorporated  therein;
                  references to a Person are also to its permitted successors and assigns.

         Section 1.03 Interest  Calculations.  All  calculations of interest  hereunder that are made in respect of the  Principal  Balance of a Mortgage Loan shall be made on a daily basis using a 365-day  year.  All  calculations of interest on the Notes,  other than the Class A-1 Notes,  and the  calculation of the Servicing Fee shall be made on the basis of a 360-day year  consisting of twelve 30-day  months.  The  calculation of interest on the Class A-1
Notes shall be made on the basis of the actual  number of days in an Interest  Period and a year assumed to consist of 360 days. All dollar  amounts  calculated  hereunder  shall be rounded to the nearest penny with one-half of one penny being rounded up.

                                                             2

                                                    ARTICLE II

                                          Representations and Warranties

         Section 2.01 Representations  and  Warranties   Regarding  the  Servicer.   The  Servicer  represents  and
warrants to the Issuer and for the benefit of the Indenture  Trustee,  as pledgee of the Mortgage  Loans, as of the
Closing Date:

         (a)      the Servicer is a limited  liability  company duly formed,  validly existing and in good standing under the laws of its  jurisdiction  of  organization  and has the power to own its assets and to transact  the  business in which it is currently  engaged.  The Servicer is duly  qualified to do business  as a  foreign  entity  and is in  good  standing  in each  jurisdiction  in  which  the character of the business  transacted  by it or  properties  owned or leased by it requires  such qualification  and in which the failure to so qualify would have a material  adverse  effect (not in  the  ordinary  course  of  business)  on  the  business,  properties,  assets,  or  condition
                  (financial or other) of the Servicer;

         (b)      the Servicer has the power and  authority to make,  execute,  deliver and perform this  Agreement and all of the  transactions  contemplated  under  this  Agreement,  and has taken all  necessary action to authorize the  execution,  delivery and  performance of this  Agreement.  When executed and delivered,  this Servicing  Agreement will constitute the legal, valid and binding obligation of the Servicer  enforceable  in accordance  with its terms,  except as enforcement of such terms may  be  limited  by  bankruptcy,  insolvency  or  similar  laws  affecting  the  enforcement  of creditors' rights generally and by the availability of equitable remedies;

         (c)      the Servicer is not  required to obtain the consent of any other Person or any consent,  license,
                  approval  or  authorization   from,  or  registration  or  declaration   with,  any  governmental
                  authority,  bureau or agency in connection with the execution,  delivery,  performance,  validity
                  or  enforceability   of  this  Agreement,   except  for  such  consent,   license,   approval  or
                  authorization,  or  registration  or  declaration,  as shall have been obtained or filed,  as the case may be;

         (d)      the  execution  and  delivery  of  this  Agreement  and  the  performance  of  the   transactions
                  contemplated  hereby by the Servicer will not violate any material  provision of any existing law or  regulation  or any order or decree of any court  applicable  to the Servicer or any provision of the  organizational  documents,  or  constitute a material  breach of any  material  mortgage, indenture,  contract  or  other  agreement  to which  the  Servicer  is a party  or by which  the
                  Servicer may be bound;

         (e)      no  litigation or  administrative  proceeding  of or before any court,  tribunal or  governmental body is currently pending, or to the knowledge of the Servicer  threatened,  against the Servicer or any of its  properties  or with  respect  to this  Agreement  or the  Securities  which in the opinion of the Servicer has a reasonable  likelihood  of resulting in a material  adverse  effect on the transactions contemplated by this Agreement;

                                                             3

         (f)      the  Servicer  is a member of MERS in good  standing,  and will comply in all  material  respects with the rules and  procedures  of MERS in connection  with the  servicing of the Mortgage  Loans that are registered with MERS; and

         (g)      the servicing of the Mortgage Loans has at all times been conducted in material  compliance  with all  applicable  federal,  state and local  laws,  rules  and  regulations  and there has been no material  violation of any such laws,  rules or  regulations  arising out of the servicing of the
                  Mortgage Loans.

         The foregoing representations and warranties shall survive any termination of the Servicer hereunder.

         Section 2.02 Representations  and Warranties of the Issuer.  The Issuer hereby  represents and warrants to the Servicer and for the benefit of the  Indenture  Trustee,  as pledgee of the Mortgage  Loans,  as of the Closing
Date:

         (a)      the Issuer is a statutory  trust duly formed and in good standing  under the laws of the State of
                  Delaware  and has full power,  authority  and legal right to execute and deliver  this  Agreement and to perform  its  obligations  under this  Agreement,  and has taken all  necessary  action to authorize the execution, delivery and performance by it of this Agreement; and

         (b)      the execution and delivery by the Issuer of this  Agreement and the  performance by the Issuer of its  obligations  under this  Agreement  will not violate any  provision of any law or regulation governing  the  Issuer  or any  order,  writ,  judgment  or decree of any  court,  arbitrator  or governmental  authority  or  agency  applicable  to  the  Issuer  or  any  of  its  assets.  Such execution, delivery,  authentication and performance will not require the authorization,  consent or approval of, the giving of notice to, the filing or  registration  with,  or the taking of any other action with respect to, any governmental  authority or agency  regulating the activities of limited liability companies.  Such execution,  delivery,  authentication and performance will not conflict  with,  or result in a breach or violation  of, any  mortgage,  deed of trust,  lease or other agreement or instrument to which the Issuer is bound.

         Section 2.03 Enforcement of  Representations  and  Warranties.  The Servicer,  on behalf of and subject to the  direction  of the  Indenture  Trustee,  as pledgee of the Mortgage  Loans,  or the Issuer,  shall  enforce the representations  and  warranties  of the Sellers  pursuant to the  Purchase  Agreement.  Upon the  discovery by the
Sellers,  the Depositor,  the Servicer,  the Indenture  Trustee,  the Enhancer,  the Issuer,  or the Custodian of a
breach of any of the representations  and warranties made by a Seller in the Purchase Agreement,  in respect of any
Mortgage Loan which  materially and adversely  affects the interests of the  Securityholders  or the Enhancer,  the party  discovering  such breach  shall give prompt  written  notice to the other  parties (the  Custodian  being so obligated  under the  Custodial  Agreement).  The  Servicer  shall  promptly  notify such Seller of such breach and request  that,  pursuant  to the terms of the  Purchase  Agreement,  the Seller  either (i) cure such breach in all material  respects within 90 days from the date the Seller was notified of such breach,  or in the case of a breach which has the effect of making the Mortgage  Loan fail to be a "qualified  mortgage"  within the meaning of Section
860G of the Internal Revenue Code,  within 90 days after the discovery thereof by the Sellers,  the Depositor,  the
Servicer,  the Indenture  Trustee,  the Issuer or the Purchaser or (ii) purchase such Mortgage Loan from the Issuer at the price and in the manner set forth in Section  3.1(e) of the Purchase  Agreement;  provided,  that the Seller shall,  subject to the  conditions set forth in the Purchase  Agreement,  have the option to substitute an Eligible
Substitute  Loan or Loans  for such  Mortgage  Loan,  provided  that  such  substitution  occurs  within  two years following  the Closing Date.  In the event that the Seller  elects to  substitute  one or more Eligible  Substitute
Loans  pursuant to Section  3.1(e) of the  Purchase  Agreement,  the Seller shall  deliver to the  Custodian or the
Servicer,  in accordance with the Purchase Agreement,  with respect to such Eligible Substitute Loans, the original
Mortgage Note,  the Mortgage,  and such other  documents and agreements as are required by the Purchase  Agreement.
Payments due with respect to Eligible  Substitute  Loans in the month of  substitution  shall not be transferred to the  Issuer  and will be  retained  by the  Servicer  and  remitted  by the  Servicer  to such  Seller  on the next succeeding  Payment  Date except to the extent that a payment  less than the  applicable  Monthly  Payment has been received by the Issuer for such month in respect of the Mortgage  Loan to be removed.  The Servicer  shall amend or cause to be amended the Mortgage Loan  Schedule to reflect the removal of such  Mortgage Loan and the  substitution of the Eligible  Substitute  Loans and the Servicer  shall promptly  deliver the amended  Mortgage Loan Schedule to the Owner Trustee and Indenture Trustee.

                                                             4

         It is  understood  and agreed  that the  obligation  of the  Sellers to cure such  breach or  purchase  or substitute  for such Mortgage Loan as to which such a breach has occurred and is continuing  shall  constitute  the sole remedy  respecting such breach available to the Issuer and the Indenture  Trustee,  as pledgee of the Mortgage
Loans,  against any Seller.  In connection with the purchase of or substitution  for any such Mortgage Loan by such
Seller,  the Issuer  shall  assign to such Seller all of its right,  title and  interest in respect of the Purchase
Agreement  applicable to such Mortgage  Loan.  Upon receipt of the  Repurchase  Price,  or upon  completion of such substitution,  the Servicer shall notify the Custodian,  and the Custodian  shall deliver the Mortgage Notes to the
Servicer,  together  with all relevant  endorsements  and  assignments  prepared by the Servicer that the Indenture
Trustee shall execute.

                                                    ARTICLE III

                                  Administration and Servicing of Mortgage Loans

         Section 3.01 The Servicer.

         (a)      The Servicer shall service and administer  the Mortgage  Loans in a manner  generally  consistent with the terms of the Program Guide and in a manner  consistent  with the terms of this Agreement and that shall be normal and usual in its general  mortgage  servicing  activities and consistent with the manner in which it services all other  Mortgage  Loans in its servicing  portfolio  with characteristics  similar to those of the Mortgage  Loans.  The Servicer shall have full power and authority,  acting alone or through a  Subservicer,  to do any and all things in connection  with
                  such  servicing  and  administration  which  it  may  deem  necessary  or  desirable,   it  being
                  understood,  however,  that the Servicer shall at all times remain  responsible to the Issuer and the Indenture  Trustee,  as pledgee of the Mortgage Loans,  for the performance of its duties and obligations  hereunder  in  accordance  with the terms  hereof  and the  Program  Guide.  Without limiting the generality of the foregoing,  the Servicer shall continue,  and is hereby authorized

                                                             5

                  and  empowered by the Issuer and the  Indenture  Trustee,  as pledgee of the Mortgage  Loans,  to execute and deliver,  on behalf of itself,  the Issuer, the Indenture Trustee or any of them, any and all instruments of satisfaction or  cancellation,  or of partial or full release or discharge and all other  comparable  instruments  with  respect  to the  Mortgage  Loans and the  Mortgaged
                  Properties.  The Issuer,  the Indenture Trustee and the Custodian,  as applicable,  shall furnish the Servicer with any powers of attorney and other  documents  necessary or appropriate to enable the Servicer to carry out its servicing and  administrative  duties hereunder.  In addition,  the
                  Servicer  may,  at its own  discretion  and on behalf of the  Indenture  Trustee,  obtain  credit information  in the form of a "credit score" from a credit  repository.  On the Closing Date, the
                  Indenture  Trustee  shall deliver to the Servicer a limited  power of attorney  substantially  in the form of Exhibit B hereto.  The  Servicer is further  authorized  and  empowered by the Issuer and the Indenture  Trustee,  on behalf of the Noteholders and the Indenture  Trustee,  in its own
                  name or in the name of the  Subservicer,  when the Servicer or the  Subservicer,  as the case may be,  believes it  appropriate  in its best  judgment to register any  Mortgage  Loan on the MERS®
                  System,  or cause the removal from the registration of any Mortgage Loan on the MERS® System,  to execute and deliver,  on behalf of the Indenture  Trustee and the Noteholders or any of them, any and all  instruments  of  assignment  and  other  comparable  instruments  with  respect  to such assignment  or  re-recording  of a  Mortgage  in the  name of MERS,  solely  as  nominee  for the
                  Indenture  Trustee and its  successors and assigns.  The Indenture  Trustee shall have no ongoing responsibility  to check the  status of the  Mortgage  Loans on the MERS®  System.  Any  expenses incurred in connection  with the actions  described in the preceding  sentence  shall be borne by the Servicer, with no right of reimbursement.

         Notwithstanding  the  foregoing,   subject  to  Section  3.02(a),   the  Servicer  shall  not  permit  any
modification  with respect to any  Mortgage  Loan that would both  constitute  a sale or exchange of such  Mortgage
Loan within the meaning of Section 1001 of the Code and any proposed,  temporary or final  regulations  promulgated thereunder  and cause any REMIC to fail to  qualify as a REMIC  under the Code or,  except as  provided  in Section
11.01(f) of the Indenture,  cause the imposition of a tax upon any of the REMICs  (including but not limited to the tax on  prohibited  transactions  as defined in Section  860F(a)(2) of the Code and the tax on  contributions  to a
REMIC set forth in Section 860G(d) of the Code).

         Subject to Section  3.15,  if the Mortgage did not have a Lien senior to the related  Mortgage Loan on the related  Mortgaged  Property as of the related Cut-Off Date, then the Servicer,  in such capacity,  may not consent to the placing of a Lien  senior to that of the  Mortgage on the  related  Mortgaged  Property.  Subject to Section
3.15, if the Mortgage had a Lien senior to the related  Mortgage Loan on the related  Mortgaged  Property as of the related  Cut-Off Date,  then the  Servicer,  in such  capacity,  may not consent to the  refinancing  of such prior senior Lien;  unless (i) the  resulting  CLTV of such Mortgage Loan is no higher than the greater of the CLTV prior to such  refinancing  or a 70% CLTV (or a 80%  CLTV  for  those  borrowers  with a FICO  "credit  score"  of 720 or

                                                             6

greater)  and (ii) the  interest  rate for the loan  evidencing  the  refinanced  senior Lien is no higher than the interest rate on the loan evidencing the existing  senior Lien  immediately  prior to the date of such  refinancing
(meaning,  in the case of an adjustable rate loan, a substantially  similar index and a gross margin no higher than that of the existing senior Lien);  provided,  however,  that if the loan evidencing the existing senior Lien prior to the date of refinancing  is an adjustable  rate loan and the loan  evidencing  the  refinanced  senior Lien is a fixed rate loan,  then the  interest  rate on the loan  evidencing  the  refinanced  senior  Lien may be up to 2.0%
higher than the  then-current  mortgage  rate of the loan  evidencing  the existing  senior Lien and (iii) the loan evidencing the refinanced senior Lien is not subject to negative amortization.

         In connection  with servicing the Mortgage Loans,  the Servicer may take  reasonable  actions to encourage or effect the termination of Mortgage Notes that have become dormant.

         The  relationship  of the Servicer (and of any successor to the Servicer as servicer under this Agreement)
to the Issuer  under this  Agreement  is intended by the parties to be that of an  independent  contractor  and not that of a joint venturer, partner or agent.

         (b)      The Servicer may enter into  Subservicing  Agreements  with  Subservicers  for the  servicing and administration  of certain of the  Mortgage  Loans.  The  Servicer  shall  provide  notice to the
                  Indenture  Trustee upon entering into a Subservicing  Agreement.  References in this Agreement to actions  taken or to be taken by the Servicer in servicing  the Mortgage  Loans  include  actions taken  or to be taken  by a  Subservicer  on  behalf  of the  Servicer  and any  amount  actually received  by such  Subservicer  in  respect  of a  Mortgage  Loan  shall be  deemed  to have been received by the Servicer  whether or not actually  received by the  Servicer.  Each  Subservicing
                  Agreement  will be upon such terms and  conditions as are not  inconsistent  with this  Agreement and as the  Servicer  and the  Subservicer  have agreed.  With the  approval of the  Servicer,  a
                  Subservicer  may  delegate  its  servicing  obligations  to  third-party   servicers,   but  such
                  Subservicers will remain obligated under the related  Subservicing  Agreements.  The Servicer and the  Subservicer  may enter into  amendments to the related  Subservicing  Agreements;  provided, however,  that any such amendments  shall not cause the Mortgage Loans to be serviced in a manner that  would be  materially  inconsistent  with the  standards  set forth in this  Agreement.  The
                  Servicer shall be entitled to terminate any  Subservicing  Agreement in accordance with the terms and  conditions  thereof  and  without  any  limitation  by virtue of this  Agreement;  provided, however,  that in the event of termination of any  Subservicing  Agreement by the Servicer or the
                  Subservicer,  the  Servicer  shall either act as servicer of the related  Mortgage  Loan or enter into a Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related  Subservicing  Agreement.  The Servicer shall be entitled to enter into any agreement with a Subservicer for  indemnification  of the Servicer and nothing  contained in this Agreement shall be deemed to limit or modify such indemnification.

                                                             7

         In the event that the rights,  duties and  obligations  of the  Servicer  are  terminated  hereunder,  any successor to the Servicer in its sole  discretion  may, to the extent  permitted by applicable  law,  terminate the existing  Subservicing  Agreement with any Subservicer in accordance with the terms of the applicable  Subservicing
Agreement or assume the terminated  Servicer's rights and obligations under such  subservicing  arrangements  which termination or assumption will not violate the terms of such arrangements.

         As part of its servicing  activities  hereunder,  the Servicer,  for the benefit of the Indenture Trustee, the Enhancer and the  Securityholders,  shall use reasonable efforts to enforce the obligations of each Subservicer under the related  Subservicing  Agreement,  to the extent that the  non-performance  of any such obligation  would have a material  adverse effect on a Mortgage Loan. Such  enforcement,  including,  without  limitation,  the legal prosecution  of claims,  termination of  Subservicing  Agreements  and the pursuit of other  appropriate  remedies, shall be in such  form and  carried  out to such an  extent  and at such time as the  Servicer,  in its good  faith business  judgment,  would  require were it the owner of the related  Mortgage  Loans.  The Servicer  shall pay the costs of such  enforcement at its own expense,  and shall be reimbursed  therefor only (i) from a general  recovery resulting  from such  enforcement to the extent,  if any, that such recovery  exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific  recovery of costs,  expenses or attorneys fees against the party against whom such enforcement is directed.

         (c)......All other  documents  contained in the Mortgage File and any original  documents  relating to the
Mortgage Loans not contained in the Mortgage File or delivered to the Custodian,  if any, or the Indenture  Trustee
are and shall be held by the Servicer in trust as agent for the Indenture Trustee on behalf of the Noteholders.

         Section 3.02 Collection of Certain Mortgage Loan Payments.

         (a)      The Servicer  shall make  reasonable  efforts to collect all payments  called for under the terms and  provisions  of the  Mortgage  Loans,  and shall,  to the  extent  such  procedures  shall be consistent  with this  Agreement and generally  consistent  with the Program  Guide,  follow such collection  procedures as shall be normal and usual in its general mortgage servicing  activities and consistent  with the  procedures  the Servicer  employs in servicing all other Mortgage Loans in the  servicing  portfolio  with  characteristics  similar  to  those  of the  Mortgage  Loans.
                  Consistent  with the  foregoing,  and without  limiting  the  generality  of the  foregoing,  the
                  Servicer may in its  discretion  (i) waive  any late payment  charge,  penalty  interest or other fees  which may be  collected  in the  ordinary  course of  servicing  a  Mortgage  Loan and (ii)
                  arrange  with a Mortgagor a schedule  for the payment of  principal  and interest due and unpaid;
                  provided,  that such arrangement is consistent with the Servicer's  policies with respect to home equity  mortgage  loans;  and provided  further,  that  notwithstanding  such  arrangement,  such
                  Mortgage  Loans will be included  in the  information  regarding  delinquent  Mortgage  Loans set forth in the  Servicing  Certificate.  The  Servicer may also extend the Due Date for payment due on a Mortgage Loan in accordance  with the Program Guide;  provided,  however,  that the Servicer shall first  determine  that any such  waiver or  extension  will not impair the  coverage of any related  insurance policy or materially  adversely affect the Lien of the related Mortgage or the interests of the  Securityholders  or the  Enhancer,  and the  Servicer  shall not grant any such waiver  or  extension  that  would  have  any such  effect.  Consistent  with  the  terms of this
                  Agreement, the Servicer may also:

                                                             8

                    (i)    waive, modify or vary any term of any Mortgage Loan;

                    (ii)   consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor;

                    (iii)  arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid;

                    (iv)   forgive any portion of the amounts contractually owed under the Mortgage Loan;

                    (v)    capitalize past due amounts owed under the Mortgage Loan by adding any amounts in arrearage to the existing principal balance of the Mortgage Loan (a "Capitalization Workout") which will result in an increased Monthly Payment amount, provided that: (A) the amount added to the existing principal balance of the Mortgage Loan (the "Capitalized Amount") shall be no greater than five times the Mortgagor's current Minimum Monthly Payment amount; and (B) the Servicer shall not enter into a
         Capitalization Workout unless the CLTV of the Mortgage Loan prior to the Capitalization Workout equals or exceeds 80% and the Mortgagor has qualified for the Capitalization Workout under the Servicer's servicing guidelines; or

                    (vi)   reset the maturity date for the Mortgage Loan, but in no event shall such reset date extend beyond the end of the Collection Period preceding the Final Payment Date;

                  or  any  combination  of  the  foregoing,  if  in  the  Servicer's   determination  such  waiver,
modification,  postponement or indulgence is not materially adverse to the interests of the  Securityholders or the
Enhancer;  provided,  however,  that the Servicer may not modify or permit any  Subservicer  to modify any Mortgage
Loan (including  without  limitation any modification  that would change the Loan Rate,  forgive the payment of any principal or interest  (unless in  connection  with the  liquidation  of the related  Mortgage  Loan) or extend the final  maturity  date of such  Mortgage  Loan) unless such  Mortgage  Loan is in default or, in the judgment of the
Servicer,  such default is  reasonably  foreseeable.  The general terms of any waiver,  modification,  forgiveness, postponement  or  indulgence  with  respect  to any  of the  Mortgage  Loans  will  be  included  in the  Servicing
Certificate,  and such Mortgage Loans will not be considered  "delinquent"  for the purposes of the Basic Documents so long as the  Mortgagor  complies  with the terms of such  waiver,  modification,  forgiveness,  postponement  or indulgence.

         (b)      The Servicer shall  establish a Custodial  Account,  which shall be an Eligible  Account,  titled
                  "GMACM Home Equity Loan Trust Series  2007-HE1," in which the Servicer  shall deposit or cause to be  deposited  any  amounts  representing  payments  and  collections  in respect of the  Initial
                  Mortgage  Loans  received  by it  subsequent  to or on the Cut-Off  Date or, with  respect to the
                  Subsequent  Mortgage  Loans,  the Subsequent  Cut-Off Date (other than in respect of the payments referred to in the following  paragraph),  within two Business Days following receipt thereof (or otherwise on or prior to the Closing  Date),  including  the following  payments and  collections received or made by it (without duplication):

                                                             9

                    (i)    all payments of principal of or interest on the Mortgage Loans received or advanced by the Servicer, net of any portion of the interest thereof retained by any Subservicer as subservicing fees;

                    (ii)   the aggregate Repurchase Price of the Mortgage Loans purchased by the Servicer pursuant to Section 3.15;

                    (iii)  Net Liquidation Proceeds, net of any related Foreclosure Profit and all Subsequent Net
         Recovery Amounts;

                    (iv)   all proceeds of any Mortgage Loans repurchased by a Seller pursuant to the Purchase
         Agreement, and all Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Loan pursuant to the Purchase Agreement;

                    (v)    Insurance Proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property; and

                    (vi)   amounts required to be paid by the Servicer pursuant to Section 8.08;

provided,  however,  that with respect to each  Collection  Period,  the Servicer shall be permitted to retain from payments  in respect of  interest  on the  Mortgage  Loans,  the  Servicing  Fee for such  Collection  Period.  The foregoing  requirements  respecting  deposits to the Custodial  Account are exclusive,  it being  understood  that, without  limiting the generality of the foregoing,  the Servicer need not deposit in the Custodial  Account amounts representing  Foreclosure  Profits,  fees (including annual fees) or late charge  penalties,  payable by Mortgagors
(such amounts to be retained as additional  servicing  compensation  in  accordance  with Section 3.09 hereof),  or amounts  received by the Servicer  for the accounts of  Mortgagors  for  application  towards the payment of taxes, insurance  premiums,  assessments  and similar  items.  In the event any amount not required to be deposited in the
Custodial  Account is so deposited,  the Servicer may at any time withdraw such amount from the Custodial  Account, any  provision  herein to the contrary  notwithstanding.  The  Servicer  shall  retain all  Foreclosure  Profits as additional servicing compensation.

         The  Servicer,  in its sole  discretion,  may  deposit  into the  Custodial  Account,  Servicer  Advances, representing  installments  of principal of or interest on Mortgage Loans that were delinquent as of the end of any
Collection  Period,  provided  that the Servicer  reasonably  believes that such amounts will be  recoverable  from
Collections  on the related  Mortgage Loan. If the Servicer  makes any such Servicer  Advances,  the Servicer shall be entitled to reimburse  itself by withdrawing  from the Custodial  Account,  as provided  herein,  any amounts so advanced.  The Servicer may cause the  institution  maintaining  the  Custodial  Account to invest any funds in the
Custodial  Account in Permitted  Investments  (including  obligations of the Servicer or any of its Affiliates,  if such obligations  otherwise  qualify as Permitted  Investments),  which investments shall mature not later than the
Business Day preceding the next  succeeding  Payment Date, and which  investments  shall not be sold or disposed of prior to  maturity.  In  addition,  no such  Permitted  Investment  shall be purchased at a price in excess of par.
Except as provided above,  all income and gain realized from any such investment  shall inure to the benefit of the
Servicer and shall be subject to its  withdrawal or order from time to time.  The amount of any losses  incurred in respect  of the  principal  amount of any such  investments  shall be  deposited  in the  Custodial  Account by the
Servicer out of its own funds immediately as realized.

                                                             10

         (c)      The Servicer  shall require each  Subservicer to hold all funds  constituting  collections on the
                  Mortgage Loans,  pending remittance thereof to the Servicer,  in one or more accounts meeting the requirements  of an  Eligible  Account,  and  shall  require  all such  funds to be  invested  in
                  Permitted  Investments,  unless  all  such  collections  are  remitted  on a daily  basis  to the
                  Servicer for deposit into the Custodial Account.

         Section 3.03 Withdrawals  from the Custodial  Account.  The Servicer shall,  from time to time as provided herein,  make  withdrawals  from the Custodial  Account of amounts on deposit therein pursuant to Section 3.02 that are attributable to the Mortgage Loans for the following purposes:

         (a)      on each  Determination  Date, the Servicer shall determine the aggregate  amounts to be withdrawn from the Custodial  Account and applied  pursuant to Section  3.05(a) of the Indenture and, prior to the close of  business  on the  Business  Day prior to the  related  Payment  Date  (provided, however,  that the Indenture  Trustee shall not be required to invest any amounts  deposited into the Note Payment  Account  after 1:00 p.m.),  shall  withdraw  such  amounts  from the  Custodial
                  Account and deposit such amounts into the Note Payment  Account to be  distributed  by the Paying
                  Agent in  accordance  with and in the order or  priority  set  forth in  Section  3.05(a)  of the
                  Indenture for such Payment Date, in accordance with the Servicing Certificate;

         (b)      to pay to itself any from  monthly  payments  received  from the  Mortgagors,  the amount of such payment that  represents  interest  accrued on the related  Mortgage Loan for any period prior to the Cut-Off Date;

         (c)      to  the  extent  deposited  to  the  Custodial  Account,  to  reimburse  itself  or  the  related
                  Subservicer for previously  unreimbursed  expenses incurred in maintaining  individual  insurance policies  pursuant to Section 3.04,  or  Liquidation  Expenses,  paid pursuant to Section 3.07 or otherwise  reimbursable  pursuant  to the terms of this  Agreement  (to the  extent  not  payable pursuant  to  Section  3.09),  such  withdrawal  right  being  limited  to  amounts  received  on particular  Mortgage  Loans (other than any Repurchase  Price in respect  thereof) that represent late  recoveries  of the  payments  for which  such  advances  were  made,  or from  related  Net
                  Liquidation Proceeds or the proceeds of the purchase of such Mortgage Loan;

         (d)      to pay to itself  out of each  payment  received  on account of  interest  on a Mortgage  Loan as contemplated  by Section 3.09, an amount equal to the related  Servicing Fee and the Recovery Fee
                  (to the extent not  retained  pursuant to Section  3.02 or 3.07),  and to pay to any  Subservicer
                  any subservicing fees not previously withheld by such Subservicer;

                                                             11

         (e)      to the extent  deposited  in the  Custodial  Account,  to pay to itself as  additional  servicing compensation  any (i) interest or investment  income  earned on funds  deposited in the Custodial
                  Account  that  it  is  entitled  to  withdraw   pursuant  to  Sections   3.02(b)  and  5.01,  and
                  (ii) Foreclosure Profits (to the extent permitted by law);

         (f)      to pay to itself or a Seller,  with respect to any Mortgage Loan or property  acquired in respect thereof that has been purchased or otherwise  transferred  to such Seller,  the Servicer or other entity,  all amounts  received thereon and not required to be distributed to  Securityholders  as of the date on which the related Purchase Price or Repurchase Price is determined;

         (g)      to withdraw  any other  amount  deposited  in the  Custodial  Account that was not required to be deposited therein pursuant to Section 3.02;

         (h)      to pay to itself,  with  respect to any Mortgage  Loan for which it has made a Servicer  Advance, any previously  unreimbursed  Servicer Advances of such amounts theretofore made to the extent of receipts of late  recoveries  of such payments  from the related  Mortgagors,  out of related Net
                  Liquidation Proceeds or the proceeds of the purchase of such Mortgage Loans;

         (i)      to  reimburse  itself  for the  amount of any  investment  earnings  advanced  prior to  maturity pursuant to Section 3.18(c),  to the extent not reimbursed from earnings  received on the related investment at maturity;

         (j)      at its option,  for so long as it is the sole  Certificateholder,  to pay to itself from  amounts
                  otherwise   required  to  be   remitted  to  the   Distribution   Account  in   accordance   with
                  Section 3.05(a)(xvi)  of the Indenture,  all amounts payable to it as a Certificateholder  on the related Payment Date, and

         (k)      to  reimburse  itself for  Servicer  Advances on a Mortgage  Loan that are made  pursuant to this
                  Agreement that are not reimbursed pursuant to clauses (c) or (h) of this Section 3.03.

         Since,  in  connection  with  withdrawals  pursuant  to clauses  (c),  (d),  (f) and (h),  the  Servicer's entitlement  thereto is limited to  collections  or other  recoveries on the related  Mortgage  Loan,  the Servicer shall keep and  maintain  separate  accounting,  on a Mortgage  Loan by  Mortgage  Loan  basis,  for the purpose of justifying  any  withdrawal  from the  Custodial  Account  pursuant  to such  clauses.  Notwithstanding  any  other provision of this  Agreement,  the Servicer shall be entitled to reimburse  itself for any previously  unreimbursed expenses incurred pursuant to Section 3.07 or otherwise  reimbursable  pursuant to the terms of this Agreement that the Servicer  determines to be otherwise  nonrecoverable  (except with respect to any Mortgage Loan as to which the
Repurchase  Price has been  paid),  by  withdrawal  from the  Custodial  Account  of  amounts  on  deposit  therein attributable  to the  Mortgage  Loans on any Business  Day prior to the Payment  Date  succeeding  the date of such determination.

                                                             12

         Section 3.04 Maintenance  of Hazard  Insurance;  Property  Protection  Expenses.  To the extent  permitted under the  related  Mortgage  Note and  Mortgage,  and to the extent the  Servicer  receives  notice  that a hazard insurance  policy has been  cancelled,  the Servicer  shall cause to be  maintained  for each  Mortgage Loan hazard insurance naming the Servicer or related  Subservicer as loss payee thereunder  providing  extended  coverage in an amount which is at least equal to the lesser of (i) the maximum  insurable value of the improvements  securing such
Mortgage  Loan  from  time to time or (ii) the  combined  principal  balance  owing on such  Mortgage  Loan and any mortgage  loan senior to such  Mortgage Loan from time to time;  provided,  however,  that such coverage may not be less than the minimum  amount  required to fully  compensate  for any loss or damage on a  replacement  cost basis.
The  Servicer  shall use its best  efforts to monitor  that hazard  insurance  is  maintained  as  described in the previous  sentence in the same manner as it would for  mortgage  loans in its own  portfolio.  The  Servicer  shall also  cause to be  maintained  on  property  acquired  upon  foreclosure,  or deed in lieu of  foreclosure,  of any
Mortgage Loan, fire insurance with extended  coverage in an amount which is at least equal to the amount  necessary to avoid the application of any  co-insurance  clause  contained in the related hazard  insurance  policy.  Amounts collected by the Servicer  under any such policies  (other than amounts to be applied to the  restoration or repair of the related  Mortgaged  Property or property  thus  acquired or amounts  released to the Mortgagor in accordance with the Servicer's  normal servicing  procedures) shall be deposited in the Custodial Account to the extent called for by  Section  3.02.  In cases in which any  Mortgaged  Property  is  located  at any time  during  the life of a
Mortgage Loan in a federally  designated  flood area, to the extent  permitted under the related  Mortgage Note and
Mortgage,  and to the extent the Servicer receives notice that the related flood insurance has been cancelled,  the hazard  insurance to be maintained  for the related  Mortgage  Loan shall  include  flood  insurance (to the extent available).  All such flood  insurance  shall be in  amounts  equal to the  lesser of (i) the  amount  required  to compensate  for any loss or damage to the  related  Mortgaged  Property  on a  replacement  cost basis and (ii) the maximum amount of such insurance  available for such Mortgaged  Property under the national flood insurance program
(assuming  that the area in which such  Mortgaged  Property  is  located is  participating  in such  program).  The
Servicer  shall use its best efforts to monitor such flood  insurance as described in the previous  sentence in the same manner as it would for mortgage  loans in its own  portfolio.  The Servicer  shall be under no  obligation  to require that any  Mortgagor  maintain  earthquake  or other  additional  insurance and shall be under no obligation itself to maintain any such  additional  insurance on property  acquired in respect of a Mortgage Loan,  other than pursuant  to such  applicable  laws and  regulations  as shall at any time be in force  and as shall  require  such additional  insurance.  If the  Servicer  shall obtain and maintain a blanket  policy  consistent  with its general mortgage  servicing  activities  insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have  satisfied  its  obligations  as set forth in the first  sentence of this Section  3.04, it being understood and agreed that such policy may contain a deductible  clause,  in which case the Servicer  shall, in the event that there shall not have been  maintained  on the related  Mortgaged  Property a policy  complying  with the first  sentence  of this  Section  3.04 and there  shall  have been a loss which  would  have been  covered by such policy,  deposit in the Custodial  Account the amount not otherwise  payable  under the blanket  policy  because of such  deductible  clause.  Any  such  deposit  by the  Servicer  shall  be made  on the  last  Business  Day of the
Collection  Period in the month in which  payments under any such policy would have been deposited in the Custodial
Account.  In connection with its activities as servicer of the Mortgage Loans,  the Servicer agrees to present,  on behalf of itself, the Issuer and the Indenture Trustee, claims under any such blanket policy.

                                                             13

         Section 3.05 Modification  Agreements.  The  Servicer  or the  related  Subservicer,  as the  case may be, shall be entitled to (a) execute assumption agreements,  substitution  agreements,  and instruments of satisfaction or  cancellation or of partial or full release or discharge,  or any other document  contemplated by this Agreement and other  comparable  instruments  with  respect to the Mortgage  Loans and with respect to the related  Mortgaged
Properties (and the Issuer and the Indenture  Trustee each shall promptly  execute any such documents on request of the Servicer) and (b) approve the granting of an easement  thereon in favor of another  Person,  any  alteration or demolition of such Mortgaged  Properties or other similar matters, if it has determined,  exercising its good faith business  judgment  in the same  manner as it would if it were the owner of the related  Mortgage  Loans,  that the security  for, and the timely and full  collectability  of, such  Mortgage  Loans would not be  adversely  affected thereby.  A partial  release  pursuant to this  Section  3.05 shall be  permitted  only if the CLTV for the related
Mortgage  Loan after  such  partial  release  does not exceed  the CLTV for such  Mortgage  Loan as of the  related
Cut-Off  Date,  and provided  further that the Servicer and the Enhancer have received an Opinion of Counsel to the effect that such partial  release will not result in an Adverse  REMIC Event.  Any fee collected by the Servicer or the related  Subservicer  for  processing  such  request will be retained by the  Servicer or such  Subservicer  as additional servicing compensation.

         Section 3.06 Trust Estate; Related Documents.

         (a)      When required by the  provisions  of this  Agreement,  the Issuer or the Indenture  Trustee shall execute  instruments  to release  property  from the terms of the Trust  Agreement,  Indenture or
                  Custodial  Agreement,  as applicable,  or convey the Issuer's or the Indenture Trustee's interest in the same, in a manner and under  circumstances  that are not inconsistent  with the provisions of this  Agreement.  No party relying upon an instrument  executed by the Issuer or the Indenture
                  Trustee  as  provided  in this  Section  3.06 shall be bound to  ascertain  the  Issuer's  or the
                  Indenture Trustee's  authority,  inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         (b)      If from time to time any written  assurance,  assumption  agreement or substitution  agreement or other similar  agreement  shall be executed  pursuant to Section 3.05,  the Servicer  shall check that each of such documents  purports to be an original  executed copy (or a copy of the original executed  document if the original  executed  copy has been  submitted  for recording and has not yet been  returned)  and, if so,  shall file such  documents,  and upon  receipt of the  original executed  copy from the  applicable  recording  office or receipt of a copy thereof  certified by the applicable  recording office shall file such originals or certified copies,  with the Related
                  Documents held by the Servicer.

         (c)      Upon receipt of a Request for Release from the Servicer,  substantially  in the form of Exhibit C hereto,  to the  effect  that a  Mortgage  Loan has  been the  subject  of a final  payment  or a prepayment  in full and such  Mortgage Loan has been  terminated  or that  substantially  all Net
                  Liquidation  Proceeds that have been determined by the Servicer in its reasonable  judgment to be finally  recoverable  have been  recovered,  and upon  deposit to the  Custodial  Account of such final monthly  payment,  prepayment in full together with accrued and unpaid interest to the date of such payment with respect to such Mortgage Loan or, if applicable,  Net Liquidation  Proceeds,

                                                             14

                  the  Custodian  shall  promptly  release  the  Related  Documents  held by the  Custodian  to the
                  Servicer.  The  Indenture  Trustee  shall  execute  such  Related  Documents,   along  with  such
                  documents  as the  Servicer or the related  Mortgagor  may request to evidence  satisfaction  and discharge  of such  Mortgage  Loan,  upon  request of the  Servicer.  If from time to time and as appropriate  for the servicing or foreclosure  of any Mortgage  Loan,  the Servicer  requests the
                  Custodian to release the Related  Documents  held by the  Custodian and delivers to the Custodian a trust receipt reasonably  satisfactory to the Custodian and signed by a Responsible  Officer of the  Servicer,  the  Custodian  shall  release such Related  Documents to the  Servicer.  If such
                  Mortgage  Loans shall be liquidated  and the Custodian  receives a certificate  from the Servicer as provided  above,  then,  upon request of the Servicer,  the Custodian  shall release the trust receipt to the Servicer.

         Section 3.07 Realization  Upon  Defaulted  Mortgage  Loans.  With respect to any Mortgage  Loan that comes into and  continues in default,  the Servicer  shall decide  whether to (i)  foreclose  upon the related  Mortgaged
Property,  (ii)  write  off  the  unpaid  Principal  Balance  thereof  as bad  debt,  (iii)  take a deed in lieu of foreclosure,  (iv) accept  a short sale (a payoff of the  Mortgage  Loan for an amount  less than the total  amount contractually  owed in order to facilitate a sale of the Mortgaged  Property by the Mortgagor),  (v) permit a short refinancing  (a payoff of the Mortgage  Loan for an amount less than the total amount  contractually  owed in order to facilitate  refinancing  transactions  by the Mortgagor  not involving a sale of the Mortgaged  Property),  (vi)
arrange for a repayment  plan,  (vii) agree to a modification  in accordance  with this Agreement or (viii) take an unsecured  note in each case subject to the rights of any related first Lien holder;  provided,  that in connection with the foregoing,  if the Servicer has actual  knowledge that any Mortgaged  Property is affected by hazardous or toxic  wastes  or  substances  and that the  acquisition  of such  Mortgaged  Property  would  not be  commercially reasonable,  then the  Servicer  shall not cause the  Issuer or the  Indenture  Trustee  to  acquire  title to such
Mortgaged  Property in a foreclosure or similar  proceeding.  In connection with such decision,  the Servicer shall follow such practices  (including,  in the case of any default on a related senior  mortgage loan, the advancing of funds to  correct  such  default if deemed to be  appropriate  by the  Servicer)  and  procedures  as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage  servicing  activities and as shall be required or  permitted by the Program  Guide;  provided,  that the  Servicer  shall not be liable in any respect hereunder if the Servicer is acting in connection with any such foreclosure or attempted  foreclosure  which is not completed  or  other  conversion  in a manner  that is  consistent  with  the  provisions  of this  Agreement.  The foregoing is subject to the proviso that the Servicer  shall not be required to expend its own funds in  connection with any  foreclosure or attempted  foreclosure  which is not completed or towards the correction of any default on a related  senior  mortgage loan or  restoration of any property  unless it shall  determine that such  expenditure will  increase the related Net  Liquidation  Proceeds.  In the event of a  determination  by the Servicer  that any such  expenditure  previously  made  pursuant to this Section 3.07 will not be  reimbursable  from Net  Liquidation
Proceeds, the Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.03.

                                                             15

         Notwithstanding  any provision of this Agreement,  a Mortgage Loan may be deemed to be finally  liquidated if substantially  all amounts  expected by the Servicer to be received in connection  therewith have been received;
provided,  however,  that the  Servicer  may  continue to pursue  recovery of such  Mortgage  Loan and any Recovery
Amount with  respect to any such  Mortgage  Loan shall be deposited  into the  Custodial  Account.  If the Servicer continues  to pursue  recovery,  the Servicer  shall be entitled to the Recovery Fee with respect to that  Mortgage
Loan and to be  reimbursed  for any  Servicer  Advances  and expenses  from  Recovery  Amounts with respect to such
Mortgage Loan as though such Mortgage Loan continued to be an  Outstanding  Mortgage Loan  hereunder.  For purposes of determining the amount of any Net Liquidation  Proceeds,  Insurance  Proceeds or other unscheduled  collections, the  Servicer  may take into  account  minimal  amounts of  additional  receipts  expected  to be  received  or any estimated additional liquidation expenses expected to be incurred in connection with such Mortgage Loan.

         In the event that  title to any  Mortgaged  Property  is  acquired  in  foreclosure  or by deed in lieu of foreclosure,  the deed or certificate of sale shall be issued to the Indenture  Trustee,  which shall hold the same on behalf of the Issuer in accordance  with Section 3.13 of the  Indenture.  Notwithstanding  any such  acquisition of title and  cancellation  of the related  Mortgage  Loan,  such  Mortgaged  Property  shall  (except as otherwise expressly  provided  herein) be considered to be an outstanding  Mortgage Loan held as an asset of the Issuer until such  time as such  property  shall be sold.  Consistent  with  the  foregoing  for  purposes  of all  calculations hereunder,  so long as the related  Mortgage Loan shall be considered to be an outstanding  Mortgage Loan, it shall be assumed  that,  notwithstanding  that the  indebtedness  evidenced by the related  Mortgage Note shall have been discharged,  such  Mortgage  Note in effect at the time of any such  acquisition  of title  before  any  adjustment thereto by reason of any  bankruptcy  or similar  proceeding or any  moratorium  or similar  waiver or grace period will remain in effect.

         Any proceeds from  foreclosure  proceedings or the purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement,  as well as any recovery  resulting from a collection of Net  Liquidation  Proceeds or
Insurance  Proceeds,  shall be applied in the following order of priority:  first, to reimburse the Servicer or the related  Subservicer in accordance with this Section 3.07;  second, to pay the Servicer or the related  Subservicer all Servicing Fees payable  therefrom;  third, to pay accrued and unpaid interest on such Mortgage Loan, at the Net
Loan  Rate to the  Payment  Date on  which  such  amounts  are to be  deposited  in the  Note  Payment  Account  or
Distribution  Account;  and fourth,  as a recovery of principal on such Mortgage Loan.  Any remaining  amount shall constitute Foreclosure Profits.

         In the event that the Trust acquires any Mortgaged  Property as aforesaid or otherwise in connection  with a default  or  imminent  default  on a Mortgage  Loan,  the  Servicer  on behalf  the Trust  shall  dispose of such
Mortgaged  Property as soon as  practicable,  giving due  consideration  to the interests of the  Noteholders,  the
Certificateholders  and the  Enhancer,  but in all cases  within  three full years  after the  taxable  year of its acquisition  by the  Trust  for  purposes  of  Section  860G(a)(8)  of the Code (or such  shorter  period as may be necessary  under  applicable  state  (including  any state in which such  property is located)  law to maintain the status of any REMIC as a REMIC under  applicable  state law and avoid taxes resulting from such property failing to be foreclosure  property under  applicable state law) or, at the expense of the Trust,  request,  more than 60 days before the day on which such grace  period would  otherwise  expire,  an extension of such grace period  unless the

                                                             16

Servicer  obtains  for the  Indenture  Trustee an Opinion of  Counsel,  addressed  to the  Indenture  Trustee,  the
Enhancer and the Servicer,  to the effect that the holding by the Trust of such  Mortgaged  Property  subsequent to such period will not result in the imposition of taxes on "prohibited  transactions"  as defined in Section 860F of the Code or cause the Trust to fail to qualify as a REMIC (for federal (or any  applicable  State or local)  income tax  purposes)  at any time that any  Certificates  are  outstanding,  in which case the Trust may continue to hold such Mortgaged  Property  (subject to any conditions  contained in such Opinion of Counsel).  The Servicer shall be entitled to be reimbursed  from the Custodial  Account for any costs incurred in obtaining such Opinion of Counsel, as provided  in Section  3.03.  Notwithstanding  any other  provision  of this  Agreement,  no  Mortgaged  Property acquired by the Trust shall be rented (or  allowed to continue to be rented) or  otherwise  used by or on behalf of the Trust in such a manner or  pursuant  to any terms  that  would (i) cause  such  Mortgaged  Property  to fail to qualify as "foreclosure  property"  within the meaning of Section  860G(a)(8) of the Code or (ii) subject any REMIC to the  imposition of any federal  income taxes on the income earned from such  Mortgaged  Property,  including any taxes  imposed by reason of Section  860G(c) of the Code,  unless the  Servicer  has agreed to  indemnify  and hold harmless the Trust and the Enhancer with respect to the imposition of any such taxes.

         Section 3.08 Issuer and  Indenture  Trustee to  Cooperate.  On or before each Payment  Date,  the Servicer will notify the  Indenture  Trustee or the  Custodian,  with a copy to the  Issuer,  of the  termination  of or the payment in full and the termination of any Mortgage Loan during the preceding  Collection  Period.  Upon receipt of payment in full, the Servicer is authorized to execute,  pursuant to the  authorization  contained in Section 3.01, an instrument of satisfaction  regarding the related Mortgage,  which instrument of satisfaction  shall be recorded by the Servicer if required by  applicable  law and be delivered  to the Person  entitled  thereto and to cause the removal  from the  registration  on the  MERS®  System of such  Mortgage.  It is  understood  and  agreed  that any expenses  incurred in connection  with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Custodial  Account.  From time to time and as appropriate  for the servicing or foreclosure of any
Mortgage Loan,  the Custodian  shall,  upon request of the Servicer and delivery to the  Custodian,  with a copy to the Issuer,  of a Request for Release,  in the form  attached  hereto as Exhibit C, signed by a Servicing  Officer, release or cause to be released the related  Mortgage Note to the Servicer.  The Issuer or Indenture  Trustee shall promptly execute such documents,  in the forms provided by the Servicer,  as shall be necessary for the prosecution of any such  proceedings or the taking of other servicing  actions.  Such trust receipt shall obligate the Servicer to return such  Mortgage  Note to the  Custodian  (as  specified  in such  receipt)  when the need  therefor by the
Servicer  no longer  exists,  unless the  Mortgage  Loan shall be  liquidated,  in which  case,  upon  receipt of a certificate of a Servicing  Officer  similar to that specified  above,  such trust receipt shall be released to the
Servicer.

         In order to  facilitate  the  foreclosure  of the Mortgage  securing any Mortgage  Loan that is in default following  recordation  of the related  Assignment  of Mortgage in accordance  with the  provisions of the Purchase
Agreement,  the  Indenture  Trustee or the Issuer  shall,  if so  requested  in writing by the  Servicer,  promptly execute an  appropriate  assignment  in the form  provided by the  Servicer to assign  such  Mortgage  Loan for the purpose of collection to the Servicer (any such  assignment  shall  unambiguously  indicate that the  assignment is for the purpose of collection only),  and, upon such assignment,  such assignee for collection will thereupon bring all required  actions in its own name and  otherwise  enforce the terms of such Mortgage Loan and deposit or credit the Net Liquidation  Proceeds,  exclusive of Foreclosure Profits,  received with respect thereto into the Custodial
Account.  In the event that all  delinquent  payments due under any such  Mortgage  Loan are paid by the  Mortgagor and any other defaults are cured,  then the assignee for collection  shall promptly  reassign such Mortgage Loan to the  Indenture  Trustee and return all Related  Documents  to the place where the related  Mortgage  File was being maintained.

                                                             17

         In  connection  with the Issuer's  obligation  to cooperate as provided in this Section 3.08 and all other provisions  of this  Agreement  requiring the Issuer to authorize or permit any actions to be taken with respect to the Mortgage  Loans,  the  Indenture  Trustee,  as pledgee of the  Mortgage  Loans and as assignee of record of the
Mortgage Loans on behalf of the Issuer pursuant to Section 3.13 of the Indenture,  expressly  agrees,  on behalf of the Issuer,  to take all such  actions on behalf of the Issuer and to promptly  execute and return all  instruments reasonably required by the Servicer in connection  therewith;  provided,  that if the Servicer requests a signature of the Indenture  Trustee,  on behalf of the Issuer,  then the Servicer  shall deliver to the Indenture  Trustee an
Officer's  Certificate  stating that such signature is necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

         Section 3.09 Servicing  Compensation;  Payment of Certain  Expenses by  Servicer.  The  Servicer  shall be entitled to receive  the  Servicing  Fee in  accordance  with  Section  3.03 as  compensation  for its  services in connection  with servicing the Mortgage  Loans.  Moreover,  late payment charges and other receipts not required to be  deposited  in the  Custodial  Account  as  specified  in Section  3.02 shall be  retained  by the  Servicer  as additional  servicing  compensation.  The  Servicer  shall  be  required  to pay  all  expenses  incurred  by it in connection with its activities  hereunder  (including  payment of all other fees and expenses not expressly  stated
hereunder to be for the account of the  Securityholders),  including  the fees and  expenses of the Owner  Trustee,
Indenture Trustee and the Custodian, and shall not be entitled to reimbursement therefor.

         Section 3.10 Annual Statement as to Compliance.

         (a)      The Servicer will deliver to the Depositor,  the Enhancer and the Indenture  Trustee on or before the earlier of (a) March 31 of each year or (b) with  respect to any  calendar  year during which the  Depositor's  annual  report  on Form 10-K is  required  to be filed in  accordance  with the
                  Exchange  Act and the rules  and  regulations  of the  Commission,  the date on which the  annual report on Form 10-K is required to be filed in  accordance  with the  Exchange  Act and the rules and regulations of the Commission,  a servicer  compliance  certificate,  signed by an authorized officer of the Servicer, as described in Item 1123 of Regulation AB, to the effect that:

                  (i)      A review of the Servicer's activities during the reporting period and of its performance under this Servicing Agreement has been made under such officer's supervision; and

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                  (ii)     To the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Servicing Agreement in all material respects throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

                  The Servicer shall use commercially reasonable efforts to obtain from all other parties participating in the servicing function any additional certifications required under Item 1123 of Regulation AB to the extent required to be included in a Report on Form 10-K; provided, however, that a failure to obtain such certifications shall not be a breach of the Servicer's duties hereunder if any such party fails to deliver such a certification.

         (b)      The  Servicer  shall  deliver  to the  Issuer  and  the  Indenture  Trustee,  with a copy  to the
                  Enhancer,  promptly  after having  obtained  knowledge  thereof,  but in no event later than five
                  Business  Days  thereafter,  written  notice by means of an  Officer's  Certificate  of any event which with the giving of notice or the lapse of time or both, would become a Servicing Default.

         Section 3.11 Annual  Independent  Public  Accountants'  Servicing  Report. On or before the earlier of (a)
March 31 of each year or (b) with respect to any calendar year during which the  Depositor's  annual report on Form
10-K is required to be filed in accordance  with the Exchange Act and the rules and  regulations of the Commission, the date on which the annual report is required to be filed in  accordance  with the Exchange Act and the rules and regulations of the Commission,  the Servicer at its expense shall cause a firm of independent  public  accountants, which shall be members of the  American  Institute  of  Certified  Public  Accountants,  to furnish a report to the
Depositor,  the Enhancer and the Indenture  Trustee the  attestation  required under Item 1122(b) of Regulation AB.
In rendering such statement,  such firm may rely, as to matters  relating to the direct servicing of Mortgage Loans by  Subservicers,  upon  comparable  statements  for  examinations  conducted  by  independent  public  accountants substantially in accordance with standards  established by the American  Institute of Certified Public  Accountants
(rendered within one year of such statement) with respect to such Subservicers.

         Section 3.12 Access to Certain  Documentation  and  Information  Regarding  the Mortgage  Loans.  Whenever
required by statute or regulation,  the Servicer shall provide to the Enhancer,  any Securityholder upon reasonable request (or a regulator for a  Securityholder)  or the Indenture  Trustee,  reasonable  access to the documentation regarding the Mortgage Loans.  Such access shall be afforded without charge,  but only upon reasonable  request and during  normal  business  hours at the offices of the  Servicer.  Nothing in this Section 3.12 shall  derogate from the  obligation of the Servicer to observe any  applicable  law  prohibiting  disclosure of  information  regarding
Mortgagors,  and the failure of the  Servicer to provide  access as  provided in this  Section  3.12 as a result of such obligation shall not constitute a breach of this Section 3.12.

         Section 3.13 Maintenance of Certain  Servicing  Insurance  Policies.  The Servicer shall,  during the term of its service as  servicer,  maintain in force and effect (i) a policy or policies of  insurance  covering  errors and omissions in the  performance of its  obligations as Servicer  hereunder and (ii) a fidelity bond in respect of its  officers,  employees or agents.  Each such policy or policies and fidelity bond shall be at least equal to the coverage  that would be required  by Fannie Mae or Freddie  Mac,  whichever  is  greater,  for  Persons  performing servicing for mortgage loans purchased by such entity.

                                                             19

         Section 3.14 Information  Required  by the  Internal  Revenue  Service and  Reports of  Foreclosures  and
Abandonments  of Mortgaged  Property.  The  Servicer  shall  prepare and deliver all federal and state  information reports with  respect to the Mortgage  Loans when and as required by all  applicable  state and federal  income tax laws.  In  particular,  with  respect to the  requirement  under  Section  6050J of the Code to the effect that the
Servicer or Subservicer  shall make reports of foreclosures  and  abandonments  of any mortgaged  property for each year beginning in 2005, the Servicer or Subservicer  shall file reports relating to each instance  occurring during the  previous  calendar  year in which the  Servicer  (a) on behalf of the  Issuer,  acquired  an  interest  in any
Mortgaged  Property  through  foreclosure  or other  comparable  conversion  in full or partial  satisfaction  of a
Mortgage  Loan,  or (b) knew or had reason to know that any  Mortgaged  Property  had been  abandoned.  The reports from the Servicer or  Subservicer  shall be in form and substance  sufficient  to meet the  reporting  requirements imposed by Section 6050J and Section 6050H (reports relating to mortgage interest received) of the Code.

         Section 3.15 Optional Repurchase or Transfer of Mortgage Loans.

         (a)      Notwithstanding  any provision in Section 3.07 to the contrary,  the Servicer,  at its option and in its sole  discretion,  may  repurchase  any Mortgage  Loan that is  delinquent in payment by a period of ninety (90) days or longer for a price equal to the  Repurchase  Price,  provided  that any such  repurchase  shall occur only during the 60-day  period  commencing  on the first day of the next calendar month.

         (b)      The Servicer shall  repurchase  any Mortgage Loan for a price equal to the  Repurchase  Price (i)
                  if the related  Mortgage did not have a Lien senior to it as of the related  Cut-Off  Date,  and, at the request of the related  Mortgagor,  the Servicer at its option and in its sole  discretion agrees  to the  placement  of a Lien on the  related  Mortgaged  Property  senior to that of such
                  Mortgage or (ii) at the request of the Mortgagor,  the Servicer  agrees to the refinancing of the
                  Lien  senior to that of the  related  Mortgage  resulting  in a CLTV that  does not  satisfy  the conditions set forth in Section 3.01(a) herein.

         (c)      Subject to the  conditions  set forth below,  the  Servicer,  upon receipt of written  notice and direction  from the Issuer,  shall cause the  retransfer of Mortgage  Loans from the Trust Estate to the  Issuer as of the close of  business  on a Payment  Date  (the  "Transfer  Date").  On the
                  fifth  Business Day (the  "Transfer  Notice Date") prior to the Transfer Date  designated in such notice,  the Servicer shall give the Indenture  Trustee,  the Rating  Agencies and the Enhancer a
                  notice  of  the  proposed   retransfer  that  contains  a  list  of  the  Mortgage  Loans  to  be retransferred.  Such  retransfers of Mortgage Loans shall be permitted upon  satisfaction  of the following conditions:

                    (i)    On the Transfer Date, the Overcollateralization Amount (after giving effect to the removal from the Trust Estate of the Mortgage Loans proposed to be retransferred) will equal or exceed the Overcollateralization Target Amount;

                                                             20

                    (ii)   On or before the Transfer Date, the Servicer shall have delivered to the Indenture
         Trustee a revised Mortgage Loan Schedule showing that the Mortgages Loans transferred to the
         Certificateholders are no longer owned by the Trust Estate;

                    (iii)  The Servicer shall represent and warrant that the Mortgage Loans to be removed from the Trust Estate were selected at random and the Servicer shall have received the consent of the
         Enhancer as to the selection of the particular Mortgage Loans to be removed; and

                    (iv)   The Servicer shall have delivered to the Indenture Trustee and the Enhancer an officer's certificate certifying that the items set forth in subparagraphs (i) through (v), inclusive, have been performed or are true and correct, as the case may be.  The Indenture Trustee may conclusively rely on such officer's certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

         The  Servicer  shall not be  permitted  to effect the  retransfer  of any  Mortgage  Loan except under the conditions  specified  above.  Upon  receiving the requisite  notice and  direction  from the Issuer,  the Servicer shall perform in a timely  manner those acts required of it, as specified  above.  Upon  satisfaction  of the above conditions,  on the Transfer Date the Indenture  Trustee shall deliver,  or cause to be delivered,  to the Issuer a written  itemization  of each  Mortgage  Loan being  transferred,  together  with the  Mortgage  File for each such
Mortgage  Loan,  and the  Indenture  Trustee  shall  execute and deliver to the Issuer or its  designee  such other documents  prepared by the  Servicer  as shall be  reasonably  necessary  to transfer  such  Mortgage  Loans to the
Certificateholders.  Any such transfer of the Trust  Estate's  right,  title and interest in and to Mortgage  Loans shall be without  recourse,  representation  or warranty by or of the Indenture  Trustee or the Trust Estate to the
Issuer or its designee.

         Section 3.16 Yield Maintenance Agreement.

                  In the event that either Yield  Maintenance  Agreement,  or any replacement  thereof,  terminates prior to the Payment Date in February  2009,  the Servicer,  but at no expense to the  Servicer,  the Issuer or the
Indenture Trustee,  on behalf of the Indenture  Trustee,  to the extent that the termination value under such Yield
Maintenance  Agreement is sufficient  therefor and only to the extent of the termination  payment received from the
YMA  Provider,  shall  (i) cause  a new yield  maintenance  agreement  provider to assume the  obligations  of such terminated yield maintenance  agreement provider or (ii) cause a new yield maintenance  agreement provider to enter into a new yield  maintenance  agreement  with the Trust having  substantially  similar terms as those set forth in the terminated yield maintenance agreement.

         Section 3.17 Reserved

         Section 3.18 Pre-Funding Account.

         (a)      No later than the Closing Date, the Indenture  Trustee shall  establish and maintain on behalf of itself one or more segregated trust accounts,  which shall be Eligible Accounts,  titled "Pre-Funding  Account, The
Bank of New York Trust  Company,  N.A.,  as  Indenture  Trustee  for GMACM Home Equity  Loan Trust  2007-HE1"  (the
"Pre-Funding  Account").  Notwithstanding  anything herein to the contrary, the Pre-Funding Account shall not be an asset of any REMIC.  To the extent that the Pre-Funding  Account  constitutes a reserve fund for federal income tax

                                                             21

purposes,  (1) it shall be an outside  reserve fund and not an asset any REMIC,  (2) it shall be owned by GMACM, as
Seller and (3) amounts  transferred any REMIC to the Pre-Funding  Account shall be treated as transferred to GMACM, as Seller,  or any successor,  all within the meaning of Section  1.860G-2(h) of the Treasury  Regulations.  On the
Closing Date, GMACM shall deposit into the Pre-Funding  Account an amount equal to the Original  Pre-Funded  Amount from the proceeds of the sale of the  Securities.  On each  Subsequent  Transfer  Date, the Servicer shall instruct the  Indenture  Trustee  in writing to  withdraw  from the  Pre-Funding  Account an amount  equal to the  aggregate
Principal  Balance as of the related  Subsequent  Cut-Off Date of the  Subsequent  Mortgage Loans to be sold to the
Trust on such Subsequent Transfer Date and purchased with funds on deposit in the Pre-Funding  Account,  and to pay such amount to or upon the order of GMACM upon  satisfaction of the conditions set forth in this Agreement,  in the
Purchase Agreement and in the related Subsequent Transfer Agreement with respect thereto.

         (b)      If the  Pre-Funded  Amount has not been  reduced to zero at the close of business on the last day of the Pre-Funding Period,  after giving effect to any withdrawal  therefrom on such day, any remaining  Pre-Funded
Amount shall be deposited in the Note Payment  Account and applied as a principal  distribution on the Notes on the next succeeding Payment Date in accordance with the terms of the Indenture.

         (c)      The Servicer may cause the institution  maintaining  the Pre-Funding  Account to invest any funds therein in Permitted  Investments  having a maturity of up to 90 days or maturing or otherwise  available not later than the Business Day preceding  the related  Payment Date on which funds are scheduled to be withdrawn to purchase
Subsequent  Mortgage  Loans;  provided,  that any  investment in an obligation  of the  institution  with which the
Pre-Funding  Account is maintained  may mature on or before 10:30 a.m.,  New York time,  on such Payment Date;  and provided  further,  that no such  investment  may be sold or disposed of prior to maturity.  In  addition,  no such
Permitted  Investment shall be purchased at a price in excess of par.  Notwithstanding the foregoing,  in the event investment  earnings have not matured on any Payment Date,  the amount of such earnings  accrued as of such Payment
Date shall be  advanced  by the  Servicer  for  deposit  into the Note  Payment  Account  (which  advance  shall be reimbursed to the Servicer from such investment  earnings at maturity).  At any time when the Indenture  Trustee is maintaining  the  Pre-Funding  Account,  any request by the Servicer to invest funds on deposit therein shall be in writing,  delivered to the Indenture  Trustee at or before 10:30 a.m.,  New York time, if such  investment is to be made on such day. The Servicer shall certify that the requested  investment is a Permitted  Investment  maturing at or prior  to the time  required  hereby.  Any such  investment  shall be  registered  in the name of the  Indenture
Trustee or its nominee,  and to the extent that any such  investment  is  certificated,  such  investment  shall be maintained  with the Indenture  Trustee at its Corporate  Trust Office.  All net income or other gain received from any such  investment  shall be  deposited  into or  credited  to the Note  Payment  Account,  and may be  withdrawn therefrom in accordance  with  Section 3.05  of the Indenture.  The amount of any losses incurred in respect of the principal amount of any such investments  shall be deposited in the Pre-Funding  Account by the Servicer out of its
own funds  immediately as realized.  In no event shall the Indenture  Trustee be liable for any  investment  losses on Permitted  Investments held in or credited to the Pre-Funding  Account,  provided that such investments are made in  accordance  with the  provisions  of this  Agreement  and the  Indenture  Trustee is not the obligor  under the
Permitted Investment.

                                                             22

         Section 3.19 Capitalized Interest Account.

         (a)      No later than the Closing Date, the Indenture  Trustee shall  establish and maintain on behalf of itself one or more segregated  trust  accounts,  which shall be Eligible  Accounts,  titled  "Capitalized  Interest
Account,  The Bank of New York  Trust  Company,  N.A.,  as  Indenture  Trustee  for GMACM  Home  Equity  Loan Trust
2007-HE1" (the "Capitalized  Interest  Account").  The Indenture Trustee shall,  promptly upon receipt,  deposit in the  Capitalized  Interest  Account and retain  therein the  Interest  Coverage  Amount.  Notwithstanding  anything herein to the contrary,  the  Capitalized  Interest  Account shall not be an asset of any REMIC. To the extent that the Capitalized  Interest  Account  constitutes a reserve fund for federal income tax purposes,  (1) it shall be an outside  reserve  fund and not an asset any  REMIC,  (2) it shall be owned by  GMACM,  as  Seller  and (3)  amounts transferred any REMIC to the Capitalized  Interest Account shall be treated as transferred to GMACM, as Seller,  or any  successor,  all within the  meaning of Section  1.860G-2(h)  of the  Treasury  Regulations.  If the  Indenture
Trustee shall not have received an investment  direction  from GMACM,  the Indenture  Trustee shall invest funds on deposit in the  Capitalized  Interest  Account in Permitted  Investments of the kind described in clause (v) of the definition  of Permitted  Investments  having a maturity  date no later than the next  succeeding  Payment Date. In addition,  no such  Permitted  Investment  shall be purchased  at a price in excess of par.  The Servicer  shall be entitled to retain any  investment  earnings on amounts on deposit in the  Capitalized  Interest  Account and shall deposit  into the  Capitalized  Interest  Account  the  amount  of any net loss  incurred  in  respect  of any such
Permitted  Investment  immediately upon realization of such loss without any right of reimbursement  therefor.  The
Servicer shall be the owner of the Capitalized  Interest  Account and shall report all items of income,  deduction, gain or loss arising  therefrom.  In no event shall the Indenture  Trustee be liable for any  investment  losses on
Permitted  Investments held in or credited to the Capitalized Interest Account,  provided that such investments are made in accordance  with the  provisions of this  Agreement and the Indenture  Trustee is not the obligor under the
Permitted Investment.

         (b)      On each Payment Date during the  Pre-Funding  Period and on the Payment  Date  immediately  after the end of the  Pre-Funding  Period,  the  Indenture  Trustee,  at the written  direction  of the  Servicer,  shall withdraw from the  Capitalized  Interest  Account and deposit into the Note Payment  Account an amount equal to the
Capitalized Interest Requirement for such Payment Date.

         (c)      In  connection  with each  Subsequent  Transfer Date  occurring in the  Pre-Funding  Period,  the
Servicer,  at its option,  may recalculate the Interest  Coverage Amount and shall notify the Indenture  Trustee of such  calculation  taking into  account the amount  remaining  in the  Pre-Funding  Account  following  the sale of
Subsequent  Mortgage  Loans to the Trust on such date. The recomputed  Interest  Coverage  Amount shall be not less than the amount  necessary to cover the Capitalized  Interest  Requirement  for each remaining  Payment Date in the
Pre-Funding  Period.  On any such Subsequent  Transfer Date, GMACM shall instruct in writing the Indenture  Trustee to pay to it from funds in the  Capitalized  Interest  Account the excess of the amount on deposit therein over the recomputed Interest Coverage Amount notified to the Indenture Trustee.

                                                             23

         (d)      Upon the earlier of (i)  termination  of the Trust  Agreement  in  accordance  with  Section 8.01 thereof and (ii) the Payment Date following the end of the Pre-Funding  Period,  any amount remaining on deposit in the Capitalized Interest Account shall be withdrawn by the Indenture Trustee and paid to GMACM.

         Section 3.20 Enforcement  of  Due-on-Sale  Clauses;  Assumption  and  Modification  Agreements;  Certain
Assignments.

         (a)      When any Mortgaged  Property is conveyed by the Mortgagor,  the Servicer or  Subservicer,  to the
                  extent it has knowledge of such  conveyance,  shall enforce any due-on-sale  clause  contained in any Mortgage Note or Mortgage,  to the extent  permitted  under  applicable law and  governmental regulations,  but  only to the  extent  that  such  enforcement  will  not  adversely  affect  or jeopardize coverage under any Required Insurance Policy.  Notwithstanding the foregoing:

                    (i)    the Servicer shall not be deemed to be in default under this Section 3.20(a) by reason of any transfer or assumption which the Servicer is restricted by law from preventing; and

                    (ii)   if the Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

         (b)      Subject to the  Servicer's  duty to  enforce  any  due-on-sale  clause to the extent set forth in
                  Section  3.20(a),  in any case in which a  Mortgaged  Property is to be conveyed to a Person by a
                  Mortgagor,  and  such  Person  is to  enter  into an  assumption  or  modification  agreement  or supplement  to the  Mortgage  Note or Mortgage  which  requires the  signature  of the  Indenture
                  Trustee,  or if an instrument of release  signed by the Indenture  Trustee is required  releasing the Mortgagor from  liability on the Mortgage  Loan,  the Servicer is authorized,  subject to the requirements of the sentence next following,  to execute and deliver,  on behalf of the Indenture
                  Trustee,  the  assumption  agreement  with the  Person to whom the  Mortgaged  Property  is to be conveyed and such  modification  agreement  or  supplement  to the  Mortgage  Note or Mortgage or other  instruments  as are reasonable or necessary to carry out the terms of the Mortgage Note or
                  Mortgage or otherwise to comply with any applicable  laws  regarding  assumptions or the transfer of the Mortgaged Property to such Person provided,  however,  none of such terms and requirements shall  either (i) both (A)  constitute  a  "significant  modification"  effecting  an exchange or reissuance of such Mortgage  Loan under the REMIC  Provisions  and (B) cause any REMIC to fail to qualify as a REMIC under the Code, or (subject to Section  11.01(f) of the Indenture),  result in the  imposition  of any  tax on  "prohibited  transactions"  or (ii)  constitute  "contributions"
                  after the  start-up  date under the REMIC  Provisions.  The  Servicer  shall  execute and deliver such  documents  only if it reasonably  determines  that (i) its  execution and delivery  thereof will not conflict  with or violate any terms of this  Agreement  or cause the unpaid  balance and interest  on the  Mortgage  Loan to be  uncollectible  in  whole or in  part,  (ii) any  required consents  of  insurers  under  any  Required  Insurance  Policies  have been  obtained  and (iii)
                  subsequent  to the closing of the  transaction  involving  the  assumption  or transfer  (A) such

                                                             24

                  transaction will not adversely  affect the coverage under any Required  Insurance  Policies,  (B)
                  the Mortgage Loan will fully  amortize over the remaining  term thereof,  (C) no material term of the Mortgage Loan  (including  the interest  rate on the Mortgage  Loan) will be altered nor will the term of the  Mortgage  Loan be  changed  and (D) if the  seller/transferor  of the  Mortgaged
                  Property is to be released from liability on the Mortgage  Loan,  such release will not (based on the Servicer's or Subservicer's  good faith  determination)  adversely affect the  collectability of the Mortgage Loan.  Upon receipt of appropriate  instructions  from the Servicer in accordance with the  foregoing,  the Indenture  Trustee shall  execute any  necessary  instruments  for such assumption  or  substitution  of  liability  as  directed  in writing by the  Servicer.  Upon the closing  of the  transactions  contemplated  by such  documents,  the  Servicer  shall  cause the originals or true and correct  copies of the assumption  agreement,  the release (if any), or the modification  or  supplement  to the Mortgage  Note or Mortgage to be delivered to the  Indenture
                  Trustee or the  Custodian and deposited  with the Mortgage File for such Mortgage  Loan.  Any fee collected  by the  Servicer or such  related  Subservicer  for  entering  into an  assumption  or substitution  of  liability  agreement  will be retained by the Servicer or such  Subservicer  as additional servicing compensation.

         Section 3.21 Advance Facility.

         (a)      The Servicer is hereby  authorized  to enter into any facility (an "Advance  Facility")  with any
                  Person (any such Person,  an "Advance Facility  Counterparty"),  without the consent of any party to this  Agreement  or the  Enhancer,  which  provides  that the  Servicer may pledge or sell its rights to receive  reimbursement  of  Servicer  Advances  pursuant  to this  Agreement  ("Advance
                  Reimbursement  Rights")  pursuant  to  credit  facilities,   repurchase  facilities,  or  similar
                  facilities  providing  liquidity for the funding of the Servicer Advances,  including  facilities providing  that such  Advance  Facility  Counterparty  may make all or a portion of the  Servicer
                  Advances.  Notwithstanding  the  existence  of  any  Advance  Facility  under  which  an  Advance
                  Facility  Counterparty  agrees to fund Servicer Advances on the Servicer's  behalf,  the Servicer shall remain  obligated  pursuant to this Agreement to make any Servicer  Advances as required by this  Agreement,  and shall  not be  relieved  of such  obligations  by  virtue  of such  Advance
                  Facility.

         (b)      If the  Servicer  enters  into an  Advance  Facility,  and for so  long  as an  Advance  Facility
                  Counterparty  remains  entitled to receive  reimbursement  for any  Servicer  Advances  ("Advance
                  Reimbursement  Amount"),  then the Servicer shall identify such Advance  Reimbursement  Amount as received,  consistently  with  the  reimbursement  rights  set  forth  in  Sections  3.03 of this
                  Agreement,   and  shall  remit  such  Advance   Reimbursement   Amount  in  accordance  with  the
                  documentation  establishing the Advance  Facility to such Advance  Facility  Counterparty or to a trustee,  agent or custodian (an "Advance Facility Trustee")  designated by such Advance Facility
                  Counterparty.  Notwithstanding  the  foregoing,  if so  required  pursuant  to the  terms  of the
                  Advance  Facility,  the Servicer may withdraw from the Custodial  Account or direct the Indenture
                  Trustee to withdraw,  as applicable,  and the Servicer  shall,  or if so directed,  the Indenture
                  Trustee  is hereby  authorized  to and  shall pay to the  Advance  Facility  Counterparty  or the
                  Advance Facility Trustee the Advance  Reimbursement  Amount identified  pursuant to the preceding sentence.

                                                             25

         (c)      The  Advance  Reimbursement  Amount  shall  consist  solely of amounts  in  respect  of  Servicer
                  Advances  made with  respect to the Mortgage  Loans for which the Servicer  would be permitted to reimburse  itself in accordance with this  Agreement,  assuming the Servicer had made the related
                  Servicer  Advances.  Any Advance  Reimbursement  Amount  that the  Servicer,  in its  capacity as
                  Servicer,  is  entitled  to be paid shall not be included in  distributions  to  Noteholders.  An
                  Advance Facility  Counterparty  whose  obligations are limited to the making of Servicer Advances will not be deemed to be a Subservicer  under this  Agreement or be required to meet the criteria for qualification as a Subservicer under this Agreement.

         (d)      Any Advance  Reimbursement  Amount allocated to reimburse  Servicer Advances made with respect to any  particular  Mortgage  Loan  shall be  allocated  to the  reimbursement  of the  unreimbursed
                  Servicer  Advances made with respect to that  Mortgage  Loan on a "first-in,  first out" ("FIFO")
                  basis,  such that the Advance  Reimbursement  Amount shall be applied to  reimburse  the Servicer
                  Advance for that Mortgage Loan that was  disbursed  earliest in time first,  and to reimburse the
                  Servicer  Advance for that Mortgage Loan that was disbursed  latest in time,  last.  The Servicer shall  provide  to  the  related  Advance  Facility  Counterparty  or  Advance  Facility  Trustee
                  loan-by-loan  information  with respect to each  Advance  Reimbursement  Amount  remitted to such
                  Advance  Facility  Counterparty  or Advance  Facility  Trustee,  to enable the  Advance  Facility
                  Counterparty  or  Advance  Facility  Trustee  to make the FIFO  allocation  of each such  Advance
                  Reimbursement Amount with respect to each Mortgage Loan.

         (e)      Upon request of the  Servicer,  the  Indenture  Trustee  agrees to execute such  acknowledgments,
                  certificates,   and  other  documents   recognizing   the  interests  of  any  Advance   Facility
                  Counterparty  in such Advance  Reimbursement  Rights as the Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.21.

         (f)      The Indenture Trustee shall not, as a result of the existence of any Advance  Facility,  have any duty or liability with respect to the  calculation of any Advance  Reimbursement  Amount nor have any responsibility to track or monitor the administration of the Advance Facility.

                                                             26

                                                    ARTICLE IV

                                               Servicing Certificate

         Section 4.01 Statements to Securityholders.

         (a)      With  respect to each Payment  Date,  on the Business  Day  following  the related  Determination
                  Date, the Servicer shall forward to the Indenture  Trustee and the Indenture  Trustee pursuant to
                  Section 3.26 of the Indenture  shall  forward or cause to be forwarded by mail or otherwise  make available  electronically at  www.jpmorgan.com/sfr  to each  Certificateholder,  Noteholder,  the
                  Enhancer,  the  Depositor,  the Owner  Trustee,  the  Certificate  Paying  Agent and each  Rating
                  Agency, a statement setting forth the following  information (the "Servicing  Certificate") as to the Notes and Certificates, to the extent applicable:

                    (i)    the applicable Record Date, Determination Date and Payment Date;

                    (ii)   the aggregate amount of payments received with respect to the Mortgage Loans, including prepayment amounts;

                    (iii)  the Servicing Fee payable to the Servicer;

                    (iv)   the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

                    (v)    the aggregate amount of (a) Interest Collections, (b) Principal Collections,
         (c) Substitution Adjustment Amounts and (d) Excess Spread, for the related Collection Period;

                    (vi)   the amount paid as principal to the Noteholders of each Class of Notes;

                    (vii)  the amount paid as interest to the Noteholders of each Class of Notes, the amount of any Interest Carry Forward Amount and the amount of any Relief Act Shortfalls for the related Payment
         Date;

                    (viii) the aggregate amount of interest remaining unpaid, if any, for each of the Notes, after giving effect to the payments made on such Payment Date;

                    (ix)   each Policy Draw Amount, if any, for such Payment Date, the aggregate amount of prior draws on the Policy thereunder not yet reimbursed the amount paid to the Enhancer in reimbursement for prior draws;

                    (x)    the amount of such distribution as principal and interest to the Certificateholders of the Certificates, separately stating the portion thereof which resulted in a reduction of the
         Certificate Balance thereof;

                    (xi)   the aggregate Principal Balance of the Mortgage Loans as of the end of the related
         Collection Period;

                                                             27

                    (xii)  the number and aggregate Principal Balances of Mortgage Loans (a) as to which the
         Minimum Monthly Payment is delinquent for 30-59 days, 60-89 days, 90-119 days, 120-149 days, 150-179 days and greater than 180 days, respectively, (b) the related Mortgaged Property of which has been foreclosed upon and (c) as to which the related Mortgaged Property has become REO Property, in each case as of the end of the related Collection Period; provided, however, that such information shall not be provided on the statements relating to the first Payment Date;

                    (xiii) the number and aggregate Principal Balance of Mortgage Loans repurchased pursuant to
         Section 3.15(a) herein during the related Collection Period;

                    (xiv)  the Net WAC Rate for the related Collection Period;

                    (xv)   the aggregate Liquidation Loss Amounts with respect to the related Collection Period, the amount distributed as principal to Noteholders in respect of Liquidation Loss Amounts and the aggregate of the Liquidation Loss Amounts (minus any Subsequent Net Recovery Amounts) from all
         Collection Periods to date expressed as dollar amount and as a percentage of the aggregate Cut-Off Date
         Principal Balances of the Mortgage Loans;

                    (xvi)  the aggregate Note Balance of each Class of Notes and the Certificate Balance of each
         Class of Certificates after giving effect to the distribution of principal on such Payment Date;

                    (xvii) the balance of the Pre-Funding Account and Capitalized Interest Account, as of the end
         of the related Collection Period;

                    (xviii)         the Percentage Interest applicable to each of the Securities, after application of payments made on such Payment Date;

                    (xix)  the amount, if any, of the Yield Maintenance Payments for such Distribution Date and any shortfall in amounts previously required to be paid under the Yield Maintenance Agreement for prior
         Distribution Dates;

                    (xx)   the Overcollateralization Amount as of the end of the related Collection Period; and

                    (xxi)  the aggregate Principal Balance of Subsequent Mortgage Loans transferred to the Trust
         Estate during the related Collection Period.

         In the case of  information  furnished  pursuant to clauses  (vi) and (vii)  above,  the amounts  shall be expressed as an aggregate  dollar amount per Note or Certificate,  as applicable,  with a $25,000  denomination per
Note and with a denomination equal to a 100% Percentage Interest per Certificate.

                                                             28

         If a Servicing  Default shall occur,  on the Business Day following the related  Determination  Date,  the
Servicer  shall  forward  to the  Indenture  Trustee a  statement  to such  effect,  including  the  nature of such
Servicing  Default.  The Indenture  Trustee,  pursuant to Section 3.26 of the Indenture,  shall deliver or cause to be delivered by mail to each Certificateholder,  each Noteholder,  the Enhancer, the Depositor,  the Owner Trustee,
the  Certificate  Paying Agent and each Rating  Agency,  notice of such  Servicing  Default,  including  the nature thereof.  Such  statement  may be  included  in,  or  separate  from,  the  regular  statement  made  available  to
Securityholders.

         The  Indenture  Trustee will make the Servicing  Certificate  (and, at its option,  any  additional  files containing the same  information  in an alternative  format)  available  each month to  Securityholders,  and other parties to this Agreement via the Indenture  Trustee's internet website.  The Indenture  Trustee's internet website shall  initially be located at  "www.jpmorgan.com/sfr."  Assistance in using the website can be obtained by calling the  Indenture  Trustee's  customer  service  desk at (877)  722-1095.  Parties  that are  unable  to use the above distribution  options  are  entitled  to have a paper  copy  mailed to them via first  class  mail by  calling  the customer  service  desk and  indicating  such.  The  Indenture  Trustee  shall have the right to change the way the statements  to  Securityholders  are  distributed  in order  to make  such  distribution  more  convenient  or more accessible to the above parties and the Indenture  Trustee shall provide  timely and adequate  notification  to all above parties regarding any such changes.  The Indenture  Trustee may require  registration and the acceptance of a disclaimer in connection with access to its website.

         (b)      The Servicer shall forward to the Indenture  Trustee any other information  reasonably  requested by the  Indenture  Trustee  necessary  to make  distributions  pursuant  to  Section 3.05  of the
                  Indenture.   Prior  to  the  close  of  business  on  the  Business  Day  next   succeeding  each
                  Determination  Date, the Servicer  shall furnish a written  statement to the  Certificate  Paying
                  Agent and the Indenture  Trustee  setting forth the  aggregate  amounts  required to be withdrawn from the Custodial  Account and deposited into the Note Payment Account or  Distribution  Account on  the  Business  Day  preceding  the  related  Payment  Date  pursuant  to  Section  3.03.  The determination  by the Servicer of such amounts shall,  in the absence of obvious error, be deemed to be presumptively  correct for all purposes hereunder,  and the Owner Trustee and the Indenture
                  Trustee  shall  be  protected  in  relying  upon  the  same  without  any  independent  check  or verification.  In addition,  upon the Issuer's  written  request,  the  Servicer  shall  promptly furnish such information  reasonably  requested by the Issuer that is reasonably available to the
                  Servicer to enable the Issuer to perform its federal and state income tax reporting obligations.

         Section 4.02 Tax Returns and 1934 Act Reports

         (a)      The  Servicer  will act as the Tax  Matters  Partner  or the  agent for the Tax  Matters  Partner pursuant  to the  Trust  Agreement.  The  Servicer  agrees  to  perform  the  obligations  of the
                  Servicer set forth in Section  5.03 of the Trust  Agreement.  The Servicer  will prepare and file or cause to be prepared and filed all tax and information returns of the Trust Estate.

         (b)      The Servicer  shall,  on behalf of the  Depositor  and in respect of the Trust  Estate,  sign and cause to be filed  with the  Commission  any  periodic  reports  required  to be filed  under the provisions  of the  Exchange  Act, and the rules and  regulations  of the  Commission  thereunder including,  without  limitation,  reports on Form  10-K,  Form 10-D and Form 8-K.  In  connection with the  preparation  and filing of such periodic  reports,  the Indenture  Trustee shall timely provide to the Servicer (I) a list of  Securityholders  as shown on the Certificate  Register and

                                                             29

                  the Note  Register as of the end of each  calendar  year,  (II) copies  of all  pleadings,  other legal process and any other  documents  relating to any claims,  charges or complaints  involving the  Indenture  Trustee,  as trustee  hereunder,  or the Trust  Estate  that are  received by the
                  Indenture  Trustee,  (III) notice  of all matters that, to the actual  knowledge of a Responsible
                  Officer of the Indenture  Trustee,  have been submitted to a vote of the  Securityholders,  other than those matters that have been  submitted to a vote of the  Securityholders  at the request of the Depositor or the Servicer,  and  (IV) notice of any failure of the Indenture  Trustee to make any distribution to the  Securityholders  as required  pursuant to this Agreement.  The Indenture
                  Trustee shall not have any liability with respect to the Servicer's  failure to properly  prepare or file such  periodic  reports and the  Servicer  shall not have any  liability  with respect to such  failure  resulting  from or relating to the  Servicer's  inability or failure to obtain any information not resulting from the Servicer's own negligence or willful misconduct.

         (c)      Any Form 10-K filed with the Commission in connection with this Section 4.03 shall include:

                  (i)      A  certification,  signed by the senior officer in charge of the servicing  functions of the  Servicer,  in the form  attached  as  Exhibit  E hereto  or such  other  form as may be  required  or permitted by the Commission  (the "Form 10-K  Certification"),  in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

                  (ii)     A report  regarding  its  assessment of  compliance  during the preceding  calendar year with all  applicable  servicing  criteria  set forth in relevant  Commission  regulations  with respect to mortgage-backed  securities  transactions  taken as a whole  involving the Servicer that are backed by the same types of assets as those  backing  the  certificates,  as well as similar  reports on  assessment  of compliance  received from other parties  participating  in the servicing  function as required by relevant
         Commission  regulations,  as described in Item 1122(a) of  Regulation  AB. The Servicer  shall obtain from all other parties participating in the servicing function any required certifications.

                  (iii)    With  respect to each  assessment  report  described  immediately  above,  a report by a registered  public  accounting  firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant Commission  regulations,  as described in Regulation 1122(b) of Regulation
         AB and Section 3.11.

                  (iv)     The servicer compliance certificate required to be delivered pursuant Section 3.10.

         (d)      In  connection  with the Form  10-K  Certification,  the  Indenture  Trustee  shall  provide  the
                  Servicer with a back-up certification substantially in the form attached hereto as Exhibit D-2.

                                                             30

         (e)      This  Section  4.03 may be  amended in  accordance  with this  Servicing  Agreement  without  the consent of the Securityholders.

         (f)      The Indenture  Trustee shall make available on the Indenture  Trustee's  internet website each of the reports filed with the  Commission  by or on behalf of the Depositor  under the Exchange Act, as soon as reasonably practicable upon delivery of such reports to the Indenture Trustee.

                                                     ARTICLE V

                                               Note Payment Account

         Section 5.01    Note Payment  Account.  The  Indenture  Trustee  shall  establish and maintain an Eligible
Account  entitled  "The Bank of New York  Trust  Company,  N.A.,  as  Indenture  Trustee,  for the  benefit  of the
Securityholders,  the Certificate Paying Agent and the Enhancer,  pursuant to the Indenture,  dated as of March 29,
2007,  between  GMACM Home  Equity Loan Trust  2007-HE1  and The Bank of New York Trust  Company,  N.A." (the "Note
Payment  Account").  On each Payment Date,  amounts on deposit in the Note Payment  Account shall be distributed by the Indenture  Trustee in  accordance  with Section 3.05 of the  Indenture.  Amounts on deposit in the Note Payment
Account will remain uninvested and all benefit therefrom shall be for the benefit of the Indenture Trustee.

                                                    ARTICLE VI

                                                   The Servicer

         Section 6.01 Liability of the Servicer.  The Servicer  shall be liable in accordance  herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein.

         Section 6.02 Merger or  Consolidation  of, or Assumption of the Obligations  of, the Servicer.  Any Person
into which the  Servicer  may be merged or  converted  or with  which it may be  consolidated,  or any  corporation resulting  from any merger,  conversion  or  consolidation  to which the Servicer  shall be a party,  or any Person succeeding  to the  business  of the  Servicer,  shall be the  successor  of the  Servicer  hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the contrary notwithstanding.

         The  Servicer  may assign  its rights and  delegate  its  duties  and  obligations  under this  Agreement;
provided,  that the Person  accepting such assignment or delegation shall be a Person qualified to service mortgage loans,  is  reasonably  satisfactory  to the  Enhancer  (provided,  that  such  consent  to  assignment  may not be unreasonably  withheld),  is willing to service the Mortgage  Loans and executes and delivers to the Issuer (with a copy to the Enhancer) an agreement,  in form and substance reasonably  satisfactory to the Enhancer,  that contains an assumption by such Person of the due and punctual  performance  and observance of each covenant and condition to be performed or observed by the Servicer  under this  Agreement;  and provided  further,  that no Rating Event will occur as a result of such  assignment  and  delegation  (as  evidenced  by a letter to such effect from each Rating
Agency),  if determined  without regard to the Policy;  and provided further,  that the Owner Trustee shall receive an Opinion of Counsel to the effect that such assignment or delegation will not result in an Adverse REMIC Event.

                                                             31

         Section 6.03 Limitation  on  Liability  of the  Servicer  and Others.  Neither the Servicer nor any of the
directors  or officers or  employees or agents of the  Servicer  shall be under any  liability  to the Issuer,  the
Owner  Trustee,  the  Indenture  Trustee or the  Securityholders  for any action taken or for  refraining  from the taking of any action in good faith pursuant to this  Agreement;  provided,  however,  that this provision shall not protect the  Servicer or any such Person  against any  liability  that would  otherwise be imposed by reason of its willful  misfeasance,  bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless  disregard of its obligations and duties  hereunder.  The Servicer and any director or officer or employee or agent of the  Servicer  may rely in good faith on any  document of any kind prima facie  properly  executed  and submitted  by any Person  respecting  any matters  arising  hereunder.  The  Servicer  and any  director,  officer, employee  or agent of the  Servicer  shall be  indemnified  by the  Issuer  and held  harmless  against  any  loss, liability or expense  incurred in connection  with any legal action  relating to this Agreement or the  Securities, including any amount paid to the Owner Trustee or the Indenture  Trustee  pursuant to Section  6.06(b),  other than any loss,  liability or expense  related to any specific  Mortgage Loan or Mortgage Loans (except as any such loss, liability  or expense  shall be  otherwise  reimbursable  pursuant to this  Agreement)  and any loss,  liability or expense  incurred by reason of its willful  misfeasance,  bad faith or gross  negligence in the  performance of its duties  hereunder or by reason of its reckless  disregard of its  obligations  and duties  hereunder.  The Servicer shall not be under any  obligation  to appear in,  prosecute or defend any legal action that is not  incidental  to its duties to service the Mortgage  Loans in accordance  with this  Agreement,  and that in its opinion may involve it in any expense or  liability;  provided,  however,  that the Servicer may in its sole  discretion  undertake any such action that it may deem  necessary  or desirable  in respect of this  Agreement,  the rights and duties of the parties hereto and the interests of the  Securityholders.  In such event,  the reasonable  legal expenses and costs of such action and any liability  resulting  therefrom shall be expenses,  costs and liabilities of the Issuer, and the Servicer  shall be entitled to be  reimbursed  therefor.  The  Servicer's  right to indemnity or  reimbursement pursuant to this Section 6.03 shall survive any  resignation  or  termination  of the Servicer  pursuant to Section
6.04 or 7.01 with respect to any losses,  expenses,  costs or  liabilities  arising  prior to such  resignation  or termination (or arising from events that occurred prior to such resignation or termination).

         Section 6.04 Servicer Not to Resign.  Subject to the  provisions of Section 6.02,  the Servicer  shall not resign from the obligations and duties hereby imposed on it except (a) upon  determination  that the performance of its obligations or duties hereunder are no longer  permissible  under applicable law or are in material conflict by reason of applicable law with any other activities  carried on by it or its  subsidiaries or Affiliates,  the other activities  of the  Servicer so causing  such a conflict  being of a type and nature  carried on by the Servicer or its  subsidiaries  or  Affiliates  at the  date  of  this  Agreement  or (b)  upon  satisfaction  of the  following conditions:  (i) the Servicer shall have proposed a successor  Servicer to the Issuer and the Indenture  Trustee in
writing and such proposed  successor  Servicer is reasonably  acceptable to the Issuer,  the Indenture  Trustee and the Enhancer;  (ii) each Rating Agency shall have delivered a letter to the Issuer,  the Enhancer and the Indenture
Trustee  prior to the  appointment  of the  successor  Servicer  stating  that  the  proposed  appointment  of such successor  Servicer as Servicer  hereunder  will not cause a Rating  Event,  if  determined  without  regard to the
Policy;  and (iii) such proposed  successor  Servicer is reasonably  acceptable to the Enhancer,  as evidenced by a letter to the Issuer and the Indenture Trustee;  provided,  however, that no such resignation by the Servicer shall become effective until such successor Servicer or, in the case of (a) above, the Indenture  Trustee,  as pledgee of the Mortgage Loans, shall have assumed the Servicer's  responsibilities and obligations  hereunder or the Indenture
Trustee,  as pledgee of the Mortgage Loans,  shall have designated a successor  Servicer in accordance with Section
7.02. Any such resignation  shall not relieve the Servicer of responsibility  for any of the obligations  specified in Sections 7.01 and 7.02 as obligations  that survive the  resignation  or  termination of the Servicer.  Any such determination  permitting  the  resignation  of the  Servicer  shall be  evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Enhancer.

                                                             32

         Section 6.05 Delegation  of Duties.  In the  ordinary  course of  business,  the  Servicer at any time may delegate any of its duties  hereunder to any Person,  including any of its Affiliates,  that agrees to conduct such duties in  accordance  with  standards  comparable  to those with which the Servicer  complies  pursuant to Section
3.01. Such delegation  shall not relieve the Servicer of its  obligations,  liabilities and  responsibilities  with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.

         Section 6.06 Payment of Indenture Trustee's and Owner Trustee's Fees and Expenses; Indemnification.

         (a)      After the Closing  Date,  the  Servicer  covenants  and agrees to pay to the Owner  Trustee,  the
                  Indenture  Trustee and any co-trustee of the Indenture  Trustee or the Owner Trustee from time to time,  and the Owner Trustee,  the Indenture  Trustee and any such  co-trustee  shall be entitled to,  reasonable  compensation  (which  shall not be limited by any  provision of law in regard to the  compensation  of a trustee of an express  trust and, in the case of the  Indenture  Trustee, for so long as GMAC Mortgage,  LLC is the Servicer shall be as set forth in the letter  agreement between the  Indenture  Trustee and the  Servicer  dated as of March 29,  2007) for all  services rendered by each of them in the  execution of the trusts  created  under the Trust  Agreement and the  Indenture  and in the  exercise  and  performance  of any of the powers and duties under the
                  Trust  Agreement  or the  Indenture,  as the case may be, of the  Owner  Trustee,  the  Indenture
                  Trustee and any  co-trustee,  and the Servicer will pay or reimburse  the  Indenture  Trustee and any co-trustee upon request for all reasonable  expenses,  disbursements and advances incurred or made by the  Indenture  Trustee or any  co-trustee in  accordance  with any of the  provisions of this  Agreement,  the Indenture or the Trust Agreement  except any such expense,  disbursement or advance as may arise from its  negligence,  willful  misfeasance or bad faith.  In addition,  the
                  Indenture  Trustee shall be entitled to be reimbursed from the Servicer for all reasonable  costs associated  with the  transfer of servicing  from the  predecessor  servicer  pursuant to Section
                  7.02 hereunder,  including,  without limitation, any reasonable costs or expenses associated with the complete  transfer of all servicing data and the  completion,  correction or  manipulation of such  servicing  data as may be  required  by the  Indenture  Trustee  to  correct  any errors or insufficiencies  in the servicing  data or otherwise to enable the  Indenture  Trustee to service the Mortgage Loans properly and effectively.

                                                             33

         (b)      The Servicer  agrees to indemnify  the  Indenture  Trustee and the Owner Trustee for, and to hold the Indenture  Trustee and the Owner Trustee,  as the case may be,  harmless  against,  any loss, liability or expense incurred  without  negligence,  bad faith or willful  misconduct on the part of the  Indenture  Trustee  or the  Owner  Trustee,  as the case may be,  arising  out of,  or in connection  with,  the  acceptance  and  administration  of the Issuer  and the  assets  thereof, including  the costs and expenses  (including  reasonable  legal fees and  expenses) of defending the Indenture  Trustee or the Owner Trustee,  as the case may be, against any claim in connection with the  exercise  or  performance  of any of its  powers  or duties  under any Basic  Document;
                  provided that:

                         (i)        with respect to any such claim, the Indenture Trustee or Owner Trustee, as the case may be, shall have given the Servicer written notice thereof promptly after the
                           Indenture Trustee or Owner Trustee, as the case may be, shall have actual knowledge thereof;

                         (ii)       while maintaining control over its own defense, the Issuer, the Indenture
                           Trustee or Owner Trustee, as the case may be, shall cooperate and consult fully with the Servicer in preparing such defense; and

                         (iii)      notwithstanding anything in this Agreement to the contrary, the Servicer shall not be liable for settlement of any claim by the Indenture Trustee or the Owner
                           Trustee, as the case may be, entered into without the prior consent of the Servicer.

No termination of this  Agreement or resignation or removal of the Indenture  Trustee shall affect the  obligations created by this Section 6.06 of the Servicer to indemnify  the  Indenture  Trustee and the Owner  Trustee under the conditions and to the extent set forth herein.

         Notwithstanding  the  foregoing,  the  indemnification  provided by the Servicer in this  Section  6.06(b)
shall not pertain to any loss,  liability or expense of the Indenture  Trustee or the Owner Trustee,  including the costs and expenses of defending  itself  against any claim,  incurred in  connection  with any actions taken by the
Indenture Trustee or the Owner Trustee at the direction of the Noteholders or  Certificateholders,  as the case may be, pursuant to the terms of this Agreement.

                                                    ARTICLE VII

                                                      Default

         Section 7.01 Servicing Default.

         (a)      If a Servicing  Default shall occur and be  continuing,  then, and in every such case, so long as a  Servicing  Default  shall not have been  remedied  by the  Servicer,  either the Issuer or the
                  Indenture  Trustee,  upon actual knowledge of the occurrence of a Servicing Default (in each case with the consent of the Enhancer so long as no Enhancer  Default  exists),  or the  Enhancer,  by notice  then  given in writing  to the  Servicer,  the  Issuer  and the  Indenture  Trustee,  may
                  terminate  all of the rights and  obligations  of the Servicer as servicer  under this  Agreement other than its right to receive  servicing  compensation  and expenses for servicing the Mortgage
                  Loans  hereunder  during any period  prior to the date of such  termination,  and the Enhancer or the Issuer or the  Indenture  Trustee (in each case with the  consent of the  Enhancer so long as no  Enhancer  Default  exists),  may  exercise  any and all other  remedies  available  at law or equity.  Any  such  notice  to the  Servicer  shall  also be  given to each  Rating  Agency,  the
                  Enhancer  and the Issuer.  On or after the receipt by the Servicer of such  written  notice,  all authority  and  power  of  the  Servicer  under  this  Agreement,  whether  with  respect  to the

                                                             34

                  Securities  or the  Mortgage  Loans or  otherwise,  shall pass to and be vested in the  Indenture
                  Trustee,  subject to Section  7.02  hereof,  as pledgee of the  Mortgage  Loans,  pursuant to and under this Section 7.01; and,  without  limitation,  the Indenture  Trustee is hereby  authorized and  empowered  to  execute  and  deliver,  on behalf of the  Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and other  instruments,  and to do or accomplish all other acts or things  necessary  or  appropriate  to effect  the  purposes  of such  notice of  termination, whether to complete the transfer and  endorsement  of each Mortgage  Loan and related  documents, or  otherwise.  The Servicer  agrees to  cooperate  with the Issuer,  the Enhancer and  Indenture
                  Trustee, as the case may be, in effecting the termination of the  responsibilities  and rights of the Servicer  hereunder,  including,  without  limitation,  the transfer to the Indenture Trustee for the  administration  by it of all cash amounts  relating to the Mortgage  Loans that shall at the time be held by the  Servicer and to be deposited  by it in the  Custodial  Account,  or that have been  deposited  by the  Servicer in the  Custodial  Account or  thereafter  received by the
                  Servicer with respect to the Mortgage  Loans,  the recordation of Assignments of Mortgages to the
                  Indenture  Trustee if MERS is not the  mortgagee  of a Mortgage  Loan,  and the  delivery  of the
                  Mortgage Files in its  possession to the Indenture  Trustee.  All  reasonable  costs and expenses
                  (including,  but not limited to,  attorneys'  fees)  incurred in  connection  with  amending this
                  Agreement to reflect such  succession as Servicer  pursuant to this Section 7.01 shall be paid by the predecessor  Servicer (or if the predecessor  Servicer is the Indenture Trustee,  the initial
                  Servicer) upon presentation of reasonable documentation of such costs and expenses.

         (b)      Notwithstanding any termination of the activities of the Servicer  hereunder,  the Servicer shall be entitled  to receive,  out of any late  collection  of a payment on a Mortgage  Loan which was due  prior to the  notice  terminating  the  Servicer's  rights  and  obligations  hereunder  and received  after  such  notice,  that  portion  to which the  Servicer  would  have been  entitled pursuant to  Sections  3.03 and 3.09 as well as its  Servicing  Fee in respect  thereof,  and any other  amounts  payable to the Servicer  hereunder  the  entitlement  to which arose prior to the termination of its activities hereunder.

         Notwithstanding  the  foregoing,  a delay in or failure  of  performance  under  clause (i) or (ii) of the definition of Servicing  Default,  after the applicable  grace periods  specified  therein,  shall not constitute a
Servicing  Default if such delay or failure could not be prevented by the exercise of  reasonable  diligence by the
Servicer  and such  delay  or  failure  was  caused  by an act of God or the  public  enemy,  acts of  declared  or undeclared war,  public  disorder,  rebellion or sabotage,  epidemics,  landslides,  lightning,  fire,  hurricanes, earthquakes,  floods or  similar  causes.  The  preceding  sentence  shall not  relieve  the  Servicer  from  using reasonable  efforts to perform its respective  obligations in a timely manner in accordance  with the terms of this
Agreement.  The Servicer shall provide the Indenture Trustee,  the Enhancer and the Securityholders  with notice of any such failure or delay by it,  together with a  description  of its efforts to so perform its  obligations.  The
Servicer shall immediately  notify the Indenture  Trustee,  the Enhancer and the Issuer in writing of any Servicing
Default.

                                                             35

         Section 7.02 Indenture Trustee to Act; Appointment of Successor.

         (a)      (a)      On and  after  the time the  Servicer  receives  a notice  of  termination  pursuant  to
                  Section 7.01 or sends a notice  pursuant to Section  6.04,  the  Indenture  Trustee as pledgee of the Mortgage  Loans shall  itself  become,  or shall with the consent of the Enhancer  appoint an affiliate  of the  Indenture  Trustee to become the  successor in all respects to the Servicer in its capacity as servicer  under this  Agreement  and the  transactions  set forth or provided for herein and shall  immediately  assume all of the  obligations of the Servicer to make advances on
                  Mortgage Loans under Section  3.02(b) and will be subject to all other  responsibilities,  duties and  liabilities  relating  thereto placed on the Servicer by the terms and provisions  hereof as soon as  practicable,  but in no event  later than 90 days after the  Indenture  Trustee  becomes successor  servicer.  During such 90 day period, the Indenture  Trustee,  with the consent of the
                  Enhancer,  may require the  Servicer  being  terminated  to  continue to perform  such  servicing responsibilities  (other than making  advances on the Mortgage  Loans under  Section  3.02(b)) as the Indenture  Trustee deems  appropriate.  In such event,  the Servicer being  terminated  shall provide such  services as directed by the  Indenture  Trustee  until the earliest of the date the
                  Indenture  Trustee  notifies such Servicer to discontinue  providing  such services,  the date on which a successor  servicer or the  Indenture  Trustee has assumed all  responsibilities,  duties and  liabilities of the Servicer  hereunder or the expiration of the 90 day period.  The Servicer shall be entitled to the  Servicing  Fee  hereunder  for any period  during which the Servicer is obligated to provide such services as if no  termination  of the Servicer had  occurred.  Nothing in this  Agreement  or in the  Trust  Agreement  shall be  construed  to permit  or  require  the
                  Indenture Trustee to (i) succeed to the  responsibilities,  duties and liabilities of the initial
                  Servicer  in its  capacity  as Seller  under  the  Purchase  Agreement,  (ii) be  responsible  or accountable  for any act or  omission  of the  Servicer  prior to the  issuance  of a  notice  of termination  hereunder,  (iii)  require or obligate  the  Indenture  Trustee,  in its capacity as successor  Servicer,  to purchase,  repurchase or  substitute  any Mortgage  Loan,  (iv) fund any losses on any Permitted  Investment  directed by any other  Servicer,  or (v) be responsible  for the  representations  and warranties of the Servicer.  As  compensation  therefor,  the Indenture
                  Trustee  shall be entitled  to such  compensation  as the  Servicer  would have been  entitled to hereunder if no such notice of termination  had been given.  Notwithstanding  the  foregoing,  if the  Indenture  Trustee is (x)  unwilling  to act as successor  Servicer  itself or to appoint an affiliate to become successor  Servicer,  or (y) legally unable so to act, the Indenture  Trustee as pledgee of the  Mortgage  Loans may (in the  situation  described  in clause (x)) or shall (in the  situation  described  in clause (y))  appoint at the  direction  of the  Enhancer or, if the

                                                             36

                  Enhancer  fails to make such  direction,  petition a court of competent  jurisdiction  to appoint any  established  housing and home finance  institution,  bank or other  mortgage  loan  servicer having a net worth of not less than  $10,000,000  as the  successor to the Servicer  hereunder in the  assumption  of  all or any  part  of the  responsibilities,  duties  or  liabilities  of the
                  Servicer  hereunder;  provided,  that any such  successor  Servicer  shall be  acceptable  to the
                  Enhancer,  as evidenced by the  Enhancer's  prior  written  consent,  which  consent shall not be unreasonably  withheld;  and  provided  further,  that  the  appointment  of any  such  successor
                  Servicer  will not  result  in a Rating  Event,  if  determined  without  regard  to the  Policy.
                  Pending  appointment of a successor to the Servicer  hereunder,  unless the Indenture  Trustee is prohibited  by law  from so  acting,  the  Indenture  Trustee  itself  shall  act or  appoint  an affiliate to act in such capacity as provided  above.  In connection  with such  appointment  and assumption,  the successor shall be entitled to receive  compensation out of payments on Mortgage
                  Loans in an amount equal to the  compensation  that the Servicer  would  otherwise  have received pursuant  to  Section  3.09  (or  such  other  compensation  as the  Indenture  Trustee  and such successor shall agree).  The  appointment of a successor  Servicer shall not affect any liability of the  predecessor  Servicer that may have arisen under this Agreement  prior to its termination as Servicer  (including  the  obligation to purchase  Mortgage Loans pursuant to Section 3.01, to pay any  deductible  under an  insurance  policy  pursuant to Section  3.04 or to  indemnify  the
                  Indenture  Trustee pursuant to Section 6.06), nor shall any successor  Servicer be liable for any acts or omissions of the  predecessor  Servicer or for any breach by such  Servicer of any of its representations  or warranties  contained  herein or in any related  document or  agreement.  The
                  Indenture  Trustee and such successor shall take such action,  consistent with this Agreement and the  requirements  (including any notice  requirements)  of applicable law, as shall be necessary to effectuate any such  succession.  Notwithstanding  the foregoing,  the Indenture  Trustee,  in its capacity as successor  Servicer,  shall not be responsible for the lack of information and/or documents  that it cannot  obtain  through  reasonable  efforts or for failing to take any action that the Indenture Trustee is legally prohibited from taking by applicable law.

         (b)      Any  successor,  including the Indenture  Trustee,  to the Servicer as servicer  shall during its term as Servicer (i)  continue to service and  administer  the Mortgage  Loans for the benefit of the  Securityholders,  (ii) maintain in force a policy or policies of insurance  covering  errors and omissions in the  performance of its  obligations  as Servicer  hereunder and a fidelity bond in  respect  of its  officers,  employees  and agents to the same  extent as the  Servicer  is so required pursuant to Section 3.13 and (iii) be bound by the terms of the Insurance Agreement.

         (c)      Any successor  Servicer,  including the Indenture  Trustee,  shall not be deemed in default or to have  breached  its duties  hereunder  if the  predecessor  Servicer  shall  fail to deliver  any required  deposit to the Custodial  Account or otherwise  cooperate  with any required  servicing transfer or succession hereunder.

                                                             37

         (d)      In connection  with the  termination  or resignation  of the Servicer  hereunder,  either (i) the successor  Servicer,  including  the  Indenture  Trustee  if the  Indenture  Trustee is acting as successor  Servicer,  shall  represent  and warrant that it is a member of MERS in good  standing and shall  agree to comply in all  material  respects  with the rules and  procedures  of MERS in connection  with the  servicing of the Mortgage  Loans that are  registered  with MERS,  in which case the  predecessor  Servicer shall  cooperate  with the successor  Servicer in causing MERS to revise its records to reflect the transfer of servicing  to the  successor  Servicer as necessary under MERS' rules and  regulations,  or (ii) the  predecessor  Servicer shall  cooperate with the successor  Servicer  in causing  MERS to  execute  and  deliver  an  assignment  of  Mortgage  in recordable  form to transfer the Mortgage from MERS to the  Indenture  Trustee and to execute and deliver such other notices,  documents and other  instruments as may be necessary or desirable to effect a transfer of such  Mortgage  Loan or servicing of such  Mortgage Loan on the MERS® System to the successor  Servicer.  The  predecessor  Servicer  shall file or cause to be filed any such assignment in the  appropriate  recording  office.  The  predecessor  Servicer shall bear any and all fees of MERS,  costs of preparing any  assignments of Mortgage,  and fees and costs of filing any  assignments  of Mortgage  that may be required  under this  subsection  (d).  The  successor
                  Servicer  shall cause such  assignment to be delivered to the Indenture  Trustee or the Custodian promptly upon receipt of the original with evidence of recording  thereon or a copy  certified by the public recording office in which such assignment was recorded.

         Section 7.03 Notification  to  Securityholders.  Upon any  termination of or appointment of a successor to the Servicer  pursuant to this Article VII or Section 6.04, the Indenture  Trustee shall give prompt written notice thereof to the Securityholders, the Enhancer, the Issuer and each Rating Agency.

         Section 7.04 Servicing Termination Event; Removal of Servicer.

         (a)      Upon  determination  by the  Enhancer  that a  Servicing  Termination  Event  has  occurred,  the
                  Enhancer  shall give written  notice of such  Servicing  Termination  Event to the Servicer,  the
                  Depositor, the Indenture Trustee and to each Rating Agency.

         (b)      At any time after such determination and while a Servicing  Termination Event is continuing,  the
                  Enhancer  may direct the  Indenture  Trustee in writing to remove the  Servicer  if the  Enhancer makes a determination  that the manner of servicing was a factor  contributing to the size of the delinquencies or losses incurred in the Trust Estate.

         (c)      Upon receipt of  directions  to remove the Servicer  pursuant to the  preceding  clause (b),  the
                  Indenture  Trustee shall notify the Servicer that it has been  terminated  and the Servicer shall be terminated in the same manner as specified in Sections 7.01 and 7.02.

                                                             38

         (d)      After  notice  of  occurrence  of a  Servicing  Termination  Event  has been  given  and  while a
                  Servicing  Termination  Event is  continuing,  until and unless the  Servicer has been removed as provided in  clause (b),  the  Servicer  covenants  and agrees to act as the  Servicer for a term from the  occurrence of the  Servicing  Termination  Event to the end of the calendar  quarter in which such Servicing  Termination  Event occurs,  which term may at the Enhancer's  discretion be extended by written  notice to the  Indenture  Trustee and the Servicer for  successive  terms of three (3) calendar  months each,  until the  termination of the Trust Estate.  The Servicer will, upon the receipt of each such notice of extension (a "Servicer  Extension  Notice")  become bound for the duration of the term covered by such  Servicer  Extension  Notice to continue as Servicer subject to and in accordance with this Servicing  Agreement.  If, as of the fifteenth  (15th) day prior  to the  last  day of any  term as the  Servicer,  the  Indenture  Trustee  shall  not have received any Servicer  Extension Notice from the Enhancer,  the Indenture  Trustee shall,  within five (5) days  thereafter,  give  written  notice  of such  nonreceipt  to the  Enhancer  and the
                  Servicer.  If any such  term  expires  without  a  Servicer  Extension  Notice  then a  successor
                  Servicer shall be appointed as provided in Section 7.02.

         (e)      No  provision  of this  Section  7.04  shall  have the  effect  of  limiting  the  rights  of the
                  Depositor, the Indenture Trustee, the Noteholders or the Enhancer under Section 7.01.

                                                   ARTICLE VIII
                                             Miscellaneous Provisions

         Section 8.01 Amendment.  This  Agreement  may  be  amended  from  time  to  time  by the  parties  hereto;
provided,  that any such  amendment  shall be  accompanied  by a letter from each Rating  Agency to the effect that such  amendment  will not result in a Rating  Event,  if  determined  without  regard to the Policy;  and  provided further, that the Enhancer and the Indenture Trustee shall consent thereto.

         Section 8.02 GOVERNING  LAW. THIS  AGREEMENT  SHALL BE GOVERNED BY AND  CONSTRUED IN  ACCORDANCE  WITH THE
LAWS OF THE STATE OF NEW YORK,  WITHOUT  REGARD TO THE  CONFLICT OF LAW  PRINCIPLES  THEREOF,  OTHER THAN  SECTIONS
5-1401 AND 5-1402 OF THE NEW YORK  GENERAL  OBLIGATIONS  LAW,  AND THE  OBLIGATIONS,  RIGHTS  AND  REMEDIES  OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 8.03 Notices.  Where  this  Servicing  Agreement  provides  for a notice,  certificate,  opinions, report or similar  delivery to be given to any  transaction  party or to a Rating  Agency,  a copy of such document shall be  contemporaneously  sent to the Enhancer.  All demands,  notices and communications  hereunder shall be in writing  and shall be  deemed to have been duly  given if  personally  delivered  at or mailed by  certified  mail, return  receipt  requested,  to (a) in the case of the  Servicer,  100 Witmer Road,  Horsham,  Pennsylvania  19044,
Attention:  Anthony Renzi, (b) in the case of the Enhancer,  MBIA Insurance  Corporation,  113 King Street, Armonk,
New York  10504:  Attention:  Insured  Portfolio  Management  -  Structured  Finance  (GMACM Home Equity Loan Trust
2007-HE1) (c) in the case of Moody's,  Home Mortgage Loan Monitoring Group, 4th Floor, 99 Church Street,  New York,
New  York  10001,  (d) in the  case of  Standard  &  Poor's,  55 Water  Street,  New  York,  New  York  10041-0003,
Attention: Residential  Mortgage  Surveillance  Group,  (e) in the  case of the  Owner  Trustee,  Wilmington  Trust
Company,  Rodney Square North,  1100 North Market Street,  Wilmington,  Delaware  19890-0001 and (f) in the case of the Issuer,  GMACM Home Equity Loan Trust  2007-HE1,  c/o the Owner  Trustee at the address set forth in clause (e)
above, and (g) in the case of the Indenture Trustee,  at the Corporate Trust Office of the Indenture  Trustee;  or,
with respect to each of the  foregoing  Persons,  at such other  address as shall be designated by such Person in a written notice to the other foregoing  Persons.  Any notice required or permitted to be mailed to a  Securityholder shall be given by first class mail,  postage prepaid,  at the address of such  Securityholder  as shown in the Note
Register or  Certificate  Register,  as the case may be. Any notice so mailed  within the time  prescribed  in this
Agreement  shall be  conclusively  presumed  to have been duly  given,  whether or not the  related  Securityholder receives such notice.  Any notice or other  document  required to be delivered or mailed by the  Indenture  Trustee to any  Rating  Agency  shall be  given on a  reasonable  efforts  basis  and  only as a  matter  of  courtesy  and accommodation,  and the  Indenture  Trustee  shall have no  liability  for  failure to deliver  any such  notice or document to any Rating Agency.

                                                             39

         Section 8.04 Severability of Provisions.  If any one or more of the covenants,  agreements,  provisions or terms of this  Agreement  shall be for any  reason  whatsoever  held  invalid,  then  such  covenants,  agreements, provisions or terms shall be deemed  severable  from the remaining  covenants,  agreements,  provisions or terms of this  Agreement  and  shall in no way  affect  the  validity  or  enforceability  of the other  provisions  of this
Agreement or the Securities or the rights of the Securityholders.

         Section 8.05 Third-Party  Beneficiaries.  This  Agreement  shall  inure to the  benefit  of and be binding upon the parties hereto, the Securityholders,  the Enhancer,  the Owner Trustee and their respective successors and permitted  assigns.  Except as  otherwise  provided  in this  Agreement,  no other  Person  shall have any right or obligation hereunder.

         Section 8.06 Counterparts.  This instrument may be executed in any number of  counterparts,  each of which so executed shall be deemed to be an original,  but all such  counterparts  shall  together  constitute but one and the same instrument.

         Section 8.07 Effect of Headings and Table of  Contents.  The Article and Section  headings  herein and the
Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 8.08 Termination  Upon Purchase by the Servicer or  Liquidation  of All Mortgage  Loans;  Partial
Redemption.

         (a)      The respective  obligations and  responsibilities  of the Servicer,  the Issuer and the Indenture
Trustee  created  hereby shall  terminate upon the last action  required to be taken by the Issuer  pursuant to the
Trust Agreement and by the Indenture Trustee pursuant to the Indenture following the earlier of:

                                                             40

                         (i)        the date on or before which the Indenture or the Trust Agreement is terminated, or

                         (ii)       the purchase by the Servicer from the Issuer of all Mortgage Loans and REO
                                    Property in accordance with Section 8.08(b).(b)The  Servicer  shall have the right to purchase  from the Issuer all of the Mortgage  Loans and related REO Property if the  aggregate  Note Balance of the Notes as of any Payment  Date,  prior to giving  effect to any payments on such Payment  Date, is less than 10%
of the  aggregate  Note Balance of the Notes as of the Closing Date  (provided  that a draw on the Policy would not occur as a result of such purchase and provided  further that the purchase price will provide  sufficient  funds to pay the  outstanding  Note  Balance and accrued and unpaid  interest on the Notes to the Payment Date on which such amounts are to be distributed to the  Securityholders),  at a price equal to 100% of the aggregate unpaid Principal
Balance of all such remaining  Mortgage Loans,  plus accrued and unpaid interest thereon at the weighted average of the Loan Rates  thereon up to the date  preceding the Payment Date on which such amounts are to be  distributed  to the  Securityholders  (and in the case of REO  Property,  the fair  market  value  of the REO  Property),  plus any amounts due and owing to the Enhancer  under the  Insurance  Agreement  related to the Mortgage  Loans or the Notes
(and any unpaid Servicing Fee relating to the Mortgage Loans shall be deemed to have been paid at such time),

                  The  Servicer  shall send  written  notice to the Enhancer of its intent to exercise its right to purchase any of the Mortgage Loans pursuant to this Section 8.08(b).

                  If such right is exercised by the  Servicer,  the Servicer  shall  deposit the amount  calculated pursuant to this Section  8.08(b) with the Indenture  Trustee  pursuant to Section 4.10 of the Indenture  and, upon the  receipt of such  deposit,  the  Indenture  Trustee or  Custodian  shall  release  to the  Servicer,  the files pertaining to the Mortgage Loans being purchased.  The Servicer,  at its expense,  shall prepare and deliver to the
Indenture  Trustee for  execution,  at the time the  related  Mortgage  Loans are to be  released to the  Servicer, appropriate  documents  assigning each such Mortgage Loans from the Indenture Trustee or the Issuer to the Servicer or the appropriate party.

         Section 8.09 Certain  Matters  Affecting the Indenture  Trustee.  For all purposes of this  Agreement,  in the  performance  of any of its duties or in the exercise of any of its powers  hereunder,  the  Indenture  Trustee shall be subject to and entitled to the benefits of Article VI of the Indenture.

         Section 8.10 Owner  Trustee Not Liable for Related  Documents.  The  recitals  contained  herein  shall be taken as the statements of the Servicer,  and the Owner Trustee and the Indenture  Trustee assume no responsibility for the  correctness  thereof.  The Owner  Trustee and the  Indenture  Trustee  make no  representations  as to the validity or  sufficiency  of this  Agreement,  of any Basic Document or Related  Document,  or of the  Certificates
(other than the signatures of the Owner Trustee and the Indenture  Trustee on the  Certificates)  or the Notes. The
Owner Trustee and the Indenture  Trustee shall at no time have any  responsibility or liability with respect to the sufficiency  of the Trust Estate or its ability to generate the payments to be  distributed  to  Certificateholders under the Trust Agreement or the Noteholders  under the Indenture,  including the compliance by the Depositor,  the
Sellers or the Servicer with any warranty or  representation  made under any Basic  Document or the accuracy of any such  warranty  or  representation,  or any  action of any  person  taken in the name of the Owner  Trustee  or the
Indenture Trustee.

                                                             41

                                                    ARTICLE IX
                                           Compliance With Regulation AB

         Section 9.01 Intent of the Parties; Reasonableness.

                  The Depositor,  the Indenture Trustee and the Servicer  acknowledge and agree that the purpose of this  Article IX is to facilitate  compliance  by the  Depositor  with the  provisions of Regulation AB and related rules and  regulations  of the  Commission.  The  Depositor  shall not  exercise  its right to request  delivery of information  or other  performance  under these  provisions  other than in good faith,  or for purposes  other than compliance  with the Securities  Act, the Exchange Act and the rules and  regulations  of the Commission  under the
Securities  Act  and  the  Exchange  Act.  Each  of the  Servicer  and  the  Indenture  Trustee  acknowledges  that interpretations  of the  requirements of Regulation AB may change over time,  whether due to interpretive  guidance provided by the Commission or its staff,  consensus among participants in the  mortgage-backed  securities markets, advice of counsel,  or  otherwise,  and agrees to comply with  reasonable  requests  made by the  Depositor in good faith for delivery of information  under these  provisions on the basis of evolving  interpretations  of Regulation
AB. Each of the Servicer and the Indenture  Trustee  shall  cooperate  reasonably  with the Depositor to deliver to the  Depositor  (including  any of its  assignees  or  designees),  any and all  disclosure,  statements,  reports, certifications,  records and any other  information  necessary in the reasonable,  good faith  determination of the
Depositor to permit the Depositor to comply with the provisions of Regulation AB.

         Section 9.02 Additional Representations and Warranties of the Indenture Trustee.

         (a)      The  Indenture  Trustee  shall be deemed to represent and warrant to the Depositor as of the date hereof and on each date on which  information is provided to the Depositor  under  Sections  9.01,  9.02(b) or 9.03 that,  except as disclosed  in writing to the  Depositor  prior to such date:  (i) there  are no material  legal or governmental  proceedings  pending (or known to be contemplated)  against it that would be material to Noteholders;
(ii) there are no  relationships  or  transactions  (as described in Item 1119(b) of Regulation AB) relating to the
Indenture  Trustee with respect to the Depositor or any sponsor,  issuing entity,  servicer,  trustee,  originator, significant  obligor,  enhancement or support provider or other material  transaction  party (as each of such terms are used in Regulation AB) relating to the Securitization  Transaction  contemplated by the Servicing Agreement, as identified  by the  Depositor  to the  Indenture  Trustee in writing as of the Closing Date (each,  a  "Transaction
Party")  that are  outside  the  ordinary  course of  business or on terms other than would be obtained in an arm's length  transaction  with an  unrelated  third  party,  apart  from the  Securitization  Transaction,  and that are material to the investors'  understanding  of the Notes;  and (iii) the  Indenture  Trustee is not an affiliate (as contemplated  by  Item 1119(a)  of  Regulation AB)  of any  Transaction  Party.  The  Depositor  shall  notify  the
Indenture Trustee of any change in the identity of a Transaction Party after the Closing Date.

         (b)      If so requested by the Depositor on any date  following the Closing Date,  the Indenture  Trustee shall,  within five Business Days  following such request,  confirm in writing the accuracy of the  representations and  warranties  set forth in  paragraph (a)  of this  Section or, if any such  representation  and warranty is not accurate as of the date of such  confirmation,  provide the pertinent  facts,  in writing,  to the  Depositor.  Any such request from the  Depositor  shall not be given more than once each  calendar  quarter,  unless the  Depositor shall have a reasonable basis for questioning the accuracy of any of the representations and warranties.

                                                             42

         Section 9.03 Information to Be Provided by the Indenture Trustee.

         For so long as the Company is subject to Exchange  Act  reporting  requirements  with respect to the Trust
Fund, for the purpose of satisfying the  Depositor's  reporting  obligation  under the Exchange Act with respect to any class of Notes,  the  Indenture  Trustee  shall  provide  to the  Depositor  a written  description  of (a) any litigation or governmental  proceedings  pending against the Indenture  Trustee as of the last day of each calendar month that would be material to Noteholders,  and (b) any  affiliations or relationships (as described in Item 1119 of  Regulation AB)  that develop following the Closing Date between the Indenture Trustee and any Transaction Party of the type  described  in Section  9.02(a)(ii)  or  9.02(a)(iii)  as of the last day of each  calendar  year.  Any descriptions  required with respect to legal proceedings,  as well as updates to previously provided  descriptions, under this Section 9.03  shall be given no later than five Business Days prior to the Determination  Date following the month in which  the  relevant  event  occurs,  and any  notices  and  descriptions  required  with  respect  to affiliations,  as well as updates to previously  provided  descriptions,  under this Section 9.03 shall be given no later than  January 31 of the  calendar  year  following  the year in which the relevant  event  occurs.  As of the related  Payment  Date with  respect to each Report on Form 10-D with respect to the Notes filed by or on behalf of the Depositor,  and as of March 15  preceding the date each Report on Form 10-K with respect to the Notes is filed, the  Indenture  Trustee shall be deemed to represent and warrant that any  information  previously  provided by the
Indenture Trustee under this Article IX is materially  correct and does not have any material  omissions unless the
Indenture  Trustee has provided an update to such  information.  The Depositor will allow the Indenture  Trustee to review any  disclosure  relating  to  material  litigation  against  the  Indenture  Trustee  prior to filing  such disclosure  with the  Commission  to the extent the  Depositor  changes the  information  provided by the Indenture
Trustee.

         Section 9.04 Report on Assessment of Compliance and Attestation.

                  On or before March 15 of each calendar year, the Indenture Trustee shall:

         (a)      deliver  to the  Depositor  a report  (in  form  and  substance  reasonably  satisfactory  to the
Depositor)  regarding the Indenture  Trustee's  assessment of compliance  with the  applicable  Servicing  Criteria during the immediately  preceding  calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and
Item 1122 of Regulation  AB. Such report shall be signed by an authorized  officer of the  Indenture  Trustee,  and shall address each of the Servicing Criteria specified on Exhibit G hereto; and

         (b)      deliver  to the  Depositor  a report  of a  registered  public  accounting  firm  satisfying  the requirements  of Rule 2-01 of  Regulation  S-X under the  Securities  Act and the Exchange Act that attests to, and reports on, the  assessment of compliance  made by the  Indenture  Trustee and delivered  pursuant to the preceding paragraph.  Such  attestation  shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the
Securities Act and the Exchange Act.

                                                             43

         Section 9.05 Indemnification; Remedies.

         (a)      The Indenture  Trustee shall  indemnify  the  Depositor,  each  affiliate of the  Depositor,  the
Servicer and each affiliate of the Servicer, and the respective present and former directors,  officers,  employees and agents of each of the  foregoing,  and shall hold each of them harmless  from and against any losses,  damages, penalties,  fines,  forfeitures,  legal fees and expenses and related costs,  judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                           (i)      (A)     any untrue  statement  of a material  fact  contained  or alleged to be contained in any information,  report,  certification,  accountants'  attestation or other material  provided under this Article IX by or on behalf of the Indenture Trustee (collectively,  the "Indenture Trustee  Information"),  or
(B) the omission or alleged omission to state in the Indenture  Trustee  Information a material fact required to be stated in the Indenture Trustee  Information or necessary in order to make the statements  therein, in the light of the circumstances under which they were made, not misleading;  or

                           (ii)     any  failure  by the  Indenture  Trustee to deliver  any  information,  report, certification,  or other  material  when and as  required  under  this  Article  IX,  other  than a failure  by the
Indenture Trustee to deliver an accountants' attestation.

         (b)      In the case of any failure of performance  described in clause (ii) of Section  9.05(a),  as well as a failure to deliver an  accountants'  attestation,  the  Indenture  Trustee  shall  (i) promptly  reimburse the
Depositor  for all  costs  reasonably  incurred  by the  Depositor  in order to  obtain  the  information,  report, certification,  accountants'  attestation or other material not delivered by the Indenture  Trustee as required and
(ii) cooperate with the Depositor to mitigate any damages that may result from such failure.

         (c)      The Depositor and the Servicer  shall  indemnify the  Indenture  Trustee,  each  affiliate of the
Indenture  Trustee  and the  respective  present  and  former  directors,  officers,  employees  and  agents of the
Indenture Trustee,  and shall hold each of them harmless from and against any losses,  damages,  penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain  arising out of or based upon  (i) any  untrue  statement of a material  fact  contained or alleged  to be  contained  in any  information  provided  under  this  Servicing  Agreement  by or on behalf of the
Depositor or Servicer for inclusion in any report filed with Commission under the Exchange Act  (collectively,  the
"GMACM  Information"),  or (ii) the  omission or alleged omission to state in the GMACM Information a material fact required to be stated in the GMACM Information or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading.

         (d)      Notwithstanding  any provision in this Section 9.05 to the contrary,  the parties agree that none of the Indenture  Trustee,  the  Depositor or the Servicer  shall be liable to the other for any  consequential  or punitive damages whatsoever,  whether in contract,  tort (including negligence and strict liability),  or any other legal or equitable  principle;  provided,  however,  that such  limitation  shall not be applicable with respect to third party claims made against a party.

                                                             44

         IN WITNESS WHEREOF,  the Servicer,  the Issuer and the Indenture  Trustee have caused this Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                                                          GMAC MORTGAGE, LLC,
                                                             as Servicer

                                                          By:     __________________________________________
                                                                  Name:
                                                                  Title:

                                                          GMACM HOME EQUITY LOAN TRUST
                                                          2007-HE1, as Issuer

                                                          By:     Wilmington Trust Company, not in its individual
                                                                  capacity but solely as Owner Trustee

                                                          By:     ___________________________________________
                                                                  Name:
                                                                  Title:

                                                          THE BANK OF NEW YORK TRUST
                                                          COMPANY, N.A., as Indenture Trustee

                                                          By:     ___________________________________________
                                                                  Name:
                                                                  Title:

                                                             45

                                                     EXHIBIT A

                                              MORTGAGE LOAN SCHEDULE

                                       [ON FILE WITH THE INDENTURE TRUSTEE]

                                                        A-1

                                                     EXHIBIT B

                                             LIMITED POWER OF ATTORNEY

                                          KNOW ALL MEN BY THESE PREMISES:

         That The Bank of New York Trust Company,  N.A., as indenture trustee (the "Indenture Trustee"),  under the indenture dated as of March 29, 2007 (the  "Indenture"),  between GMACM Home Equity Loan Trust 2007-HE1,  as issuer and the Indenture  Trustee,  a national  banking  association  organized and existing  under the laws of the United
States of America,  and having its  principal  office  located at 2 North  LaSalle  Street,  Suite  1020,  Chicago,
Illinois  60602,  hath made,  constituted  and appointed,  and does by these presents make,  constitute and appoint
GMAC Mortgage,  LLC, a limited  liability  company  organized and existing under the laws of the State of Delaware, its true and lawful Attorney-in-Fact,  with full power and authority to sign, execute,  acknowledge,  deliver, file for record,  and record any  instrument  on its behalf and to perform such other act or acts as may be  customarily and reasonably necessary and appropriate to effectuate the following  enumerated  transactions in respect of any of the  Mortgages  securing a Mortgage  Loan and the related  Mortgage  Notes for which the  undersigned  is acting as
Indenture  Trustee  for  various  Securityholders  (whether  the  undersigned  is named  therein  as  mortgagee  or beneficiary  or has become  mortgagee by virtue of  endorsement of such Mortgage Note secured by any such Mortgage)
and for which GMAC  Mortgage,  LLC is acting as Servicer  pursuant to a Servicing  Agreement  dated as of March 29,
2007 (the "Servicing Agreement").

This appointment shall apply to the following enumerated transactions only:

1.       The  modification  or  re-recording  of a Mortgage,  where said  modification  or  re-recording is for the purpose of  correcting  the Mortgage to conform same to the original  intent of the parties  thereto or to correct  title  errors  discovered  after  such  title  insurance  was  issued  and said  modification  or re-recording, in either instance, does not adversely affect the Lien of the Mortgage as insured.

2.       The  subordination  of the Lien of a Mortgage  to an easement  in favor of a public  utility  company or a government agency or unit with powers of eminent domain;  this section shall include,  without limitation, the execution of partial  satisfactions/releases,  partial  reconveyances  or the execution of requests to trustees to accomplish same.

3.       With  respect  to a  Mortgage,  the  foreclosure,  the  taking  of a deed in lieu of  foreclosure,  or the completion of judicial or  non-judicial  foreclosure  or  termination,  cancellation  or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

         a.       The  substitution  of trustee(s)  serving under a Mortgage,  in accordance with state law and the
                  Mortgage;

         b.       the preparation and issuance of statements of breach or non-performance;

         c.       the preparation and filing of notices of default and/or notices of sale;

                                                             B-1

         d.       Cancellations/rescissions of notices of default or notices of sale;

         e.       The taking of a deed in lieu of foreclosure; and

         f.       The  preparation  and execution of such other documents and the performance of such other actions as may be necessary under the terms of the Mortgage or state law to  expeditiously  complete said transactions in this paragraph 3.

4.       The conveyance of the properties to the mortgage  insurer,  or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

5.       The completion of loan assumption agreements and modification agreements.

6.       The full  satisfaction/release  of a Mortgage or full  reconveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Mortgage Note.

7.       The  assignment of any Mortgage and the related  Mortgage  Note, in connection  with the repurchase of the
         Mortgage Loan secured and evidenced thereby.

8.       The full  assignment of a Mortgage upon payment and discharge of all sums secured  thereby in  conjunction with the refinancing thereof, including, without limitation, the assignment of the related Mortgage Note.

9.       The  modification  or  re-recording  of a Mortgage,  where said  modification  or  re-recording is for the purpose of any modification pursuant to Section 3.01 of the Servicing Agreement.

10.      The execution of partial satisfactions/releases pursuant to Section 3.01 of the Servicing Agreement.

         Capitalized  terms used herein that are not otherwise  defined shall have the meanings ascribed thereto in
Appendix A to the Indenture.

         This  Power  of  Attorney  is  effective  for  one (1)  year  from  the  date  hereof  or the  earlier  of
(i) revocation by the Indenture  Trustee,  (ii) the Attorney shall no longer be retained on behalf of the Indenture
Trustee or an affiliate of the Indenture Trustee; or (iii) the expiration of one year from the date of execution.

         The authority  granted to the  attorney-in-fact  by the Power of Attorney is not transferable to any other party or entity.

         This Agreement  shall be governed by, and construed in accordance  with, the laws of the State of New York without regard to its conflicts of law principles.

         All actions heretofore taken by said Attorney, which the Attorney could properly have taken pursuant to this Power of Attorney, be, and hereby are, ratified and affirmed.

                                                             B-2

         IN WITNESS WHEREOF,  The Bank of New York Trust Company,  N.A., as Indenture Trustee, and these present to be signed and  acknowledged in its name and behalf by  ___________________  its duly elected and authorized  Senior
Vice President this _______ day of ___________________, 200_.

                                                           The Bank of New York Trust Company, N.A.

                                                           By: _____________________________________
                                                           Name: ___________________________________
                                                           Title: __________________________________

                                                           Witness _________________________________
                                                           Printed Name:

                                                           Witness__________________________________
                                                           Printed Name:

                                                             B-3

                                                  ACKNOWLEDGEMENT

STATE OF_________________________________________

COUNTY OF________________________________________

         Personally appeared before me the above-named  _________________________,  known or proved to me to be the
same person who executed the foregoing instrument and to be the                 [Title]                 The Bank of
New York Trust Company,  N.A., as Trustee for __________  _______,  and acknowledged that s/he executed the same as her/his free act and deed and the free act and deed of the Trustee.

         Subscribed and sworn before me this _______ day of _______________, 200__.

                                                           _________________________________________
                                                           NOTARY PUBLIC
                                                           My Commission expires:___________________

                                                             B-4

                                                     EXHIBIT C

                                            FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Mortgage Loans, we request the release of the Mortgage File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)                     Mortgage Loan
Prepaid in Full                                               Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."

____________________________________
GMAC Mortgage, LLC
Authorized Signature

****************************************************************************************************************
TO CUSTODIAN:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.
You should retain this form for your files in accordance with the terms of the Servicing Agreement.

Enclosed Documents:            [__]     Mortgage Note

Name________________________________

Title_______________________________

Date________________________________

                                                             C-1

                                                    EXHIBIT D-1

                                          FORM OF FORM 10-K CERTIFICATION

         I, [identify the certifying individual], certify that:

         1.       I have  reviewed  this report on Form 10-K and all  reports on Form 10-D  required to be filed in respect  of the  period  covered  by this  report on Form 10-K of the trust (the  Exchange  Act  periodic  reports)
pursuant  to the  Servicing  Agreement  dated  March 29,  2007 (the  "Agreement")  among  GMAC  Mortgage,  LLC (the
"Servicer"),  Home Loan Trust 2007-HE1 (the "Issuer") and The Bank of New York Trust Company,  N.A. (the "Indenture
Trustee") and acknowledged and agreed to by Residential Asset Mortgage Products, Inc;

         2.       Based on my  knowledge,  Exchange  Act  periodic  reports,  taken as a whole,  do not contain any untrue  statement of a material fact or omit to state a material  fact  necessary to make the  statements  made, in light of the  circumstances  under which such  statements  were made,  not  misleading  with  respect to the period covered by this report;

         3.       Based on my  knowledge,  the  servicing  information  required to be  provided  to the  Indenture
Trustee by the Servicer under the Servicing Agreement is included in these reports;

         3.       Based on my knowledge,  all of the distribution,  servicing and other information  required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

         4.       I am  responsible  for  reviewing  the  activities  performed  by the  Servicer  and  based on my knowledge and the  compliance  review  conducted in preparing the servicer  compliance  statement  required in this report  under Item 1123 of  Regulation  AB and except as  disclosed  in the  Exchange  Act  periodic  reports,  the
Servicer has fulfilled its obligations under the Agreement; and

         5.       All of the  reports  on  assessment  of  compliance  with  servicing  criteria  for  asset-backed securities  and their  related  attestation  reports on  assessment  of  compliance  with  servicing  criteria  for asset-backed  securities  required to be included in this report in accordance  with Item 1122 of Regulation AB and
Exchange  Act Rules  13a-18 and  15d-18  have been  included  as an exhibit  to this  report,  except as  otherwise disclosed in this report.  Any material  instances of  noncompliance  described in such reports have been disclosed in this report on Form 10-K.

                                                             D-1-1

         In giving the  certifications  above, I have reasonably  relied on the  information  provided to me by the following unaffiliated parties: [the Indenture Trustee]

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

         ____________________________*
         Name:
         Title:

         * to be signed by the senior officer in charge of the servicing functions of the Servicer

                                                             D-1-2

                                                        EXHIBIT D-2

                                   FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

         The  undersigned,  a Responsible  Officer of The Bank of New York Trust  Company,  N.A.,  (the  "Indenture
Trustee") certifies that:

         (a)      The Indenture  Trustee has performed all of the duties  specifically  required to be performed by it pursuant to the  provisions of the Servicing  Agreement  dated as of  March 29, 2007  (the  "Agreement")  by and among GMACM Home Equity Loan Trust  2007-HE1,  as depositor,  GMAC  Mortgage,  LLC, as Servicer,  and the Indenture
Trustee in accordance with the standards set forth therein.

         (b)      Based on my knowledge,  the  information  that is provided by the Indenture  Trustee  pursuant to
Section 4.02(b) of the Agreement is accurate as of the last day of the 20[__] calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20[__].

         ____________________________*
         Name:
         Title:

                                                             D-2-1

                                                     EXHIBIT E

                                                SERVICING CRITERIA

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Indenture Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

_________________________________________________________________________________________________________________
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
_________________________________________________________________________________________________________________

     Reference                                     Criteria
_________________________________________________________________________________________________________________

                                       General Servicing Considerations
_________________________________________________________________________________________________________________
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(1)(ii)       If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
_________________________________________________________________________________________________________________
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
_________________________________________________________________________________________________________________
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
_________________________________________________________________________________________________________________
                                      Cash Collection and Administration
_________________________________________________________________________________________________________________
1122(d)(2)(i)        Payments on pool assets are deposited into the appropriate
                     custodial bank accounts and related bank clearing accounts no more      X (as to accounts
                     than two business days following receipt, or such other number of       held by Indenture
                     days specified in the transaction agreements.                               Trustee)
_________________________________________________________________________________________________________________
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to      X (as to investors
                     an investor are made only by authorized personnel.                            only)
_________________________________________________________________________________________________________________
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(2)(iv)       The related accounts for the transaction, such as cash reserve
                     accounts or accounts established as a form of                           X (as to accounts
                     overcollateralization, are separately maintained (e.g., with            held by Indenture
                     respect to commingling of cash) as set forth in the transaction             Trustee)
                     agreements.
_________________________________________________________________________________________________________________
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.*
_________________________________________________________________________________________________________________
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
_________________________________________________________________________________________________________________
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________

                                                             D-2-2

_________________________________________________________________________________________________________________
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
_________________________________________________________________________________________________________________

     Reference                                     Criteria
_________________________________________________________________________________________________________________

                                       Investor Remittances and Reporting
_________________________________________________________________________________________________________________
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
_________________________________________________________________________________________________________________
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance              X
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(3)(iii)      Disbursements made to an investor are posted within two business
                     days to the servicer's investor records, or such other number of               X
                     days specified in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(3)(iv)       Amounts remitted to investors per the investor reports agree with
                     cancelled checks, or other form of payment, or custodial bank                  X
                     statements.
_________________________________________________________________________________________________________________
                                          Pool Asset Administration
_________________________________________________________________________________________________________________
1122(d)(4)(i)        Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.
_________________________________________________________________________________________________________________
1122(d)(4)(ii)       Pool assets and related documents are safeguarded as required by the transaction agreements
_________________________________________________________________________________________________________________
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(iv)       Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
_________________________________________________________________________________________________________________
1122(d)(4)(v)        The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
_________________________________________________________________________________________________________________
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
_________________________________________________________________________________________________________________
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                     transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
_________________________________________________________________________________________________________________
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
_________________________________________________________________________________________________________________

                                                             D-2-3

_________________________________________________________________________________________________________________
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
_________________________________________________________________________________________________________________

     Reference                                     Criteria
_________________________________________________________________________________________________________________
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                     (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
_________________________________________________________________________________________________________________
1122(d)(4)(xiii)     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
                     agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(xv)       Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained         X
                     as set forth in the transaction agreements.
_________________________________________________________________________________________________________________

*        Subject to clarification by the Commission.

                                                             D-2-4